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                                  EXHIBIT 4.14





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                                                             PLAN 001
                                                        ADOPTION AGREEMENT
                                                                FOR
                                                 BANK ONE TRUST GROUP ("BANK ONE")
                                                  PROTOTYPE RETIREMENT PLAN NO. 1


For the benefit of its employees, the undersigned adopts this 401(k) Plan and in connection therewith makes the following statements and designations, which designations are subject to change as required to obtain approval by the Internal Revenue Service.  This
Adoption Agreement has been designated as Plan No. 001 by the IRS and should only be used with Bank One Basic Plan Document No. 01.

                                   NON-STANDARDIZED 401(k) PLAN - NON-INTEGRATED AND INTEGRATED
                                                        ALLOCATION FORMULAS

- ------------------------------------------------------------------------------------------------------------------------------------
 1. - Name of Employer:
 CASH AMERICA INTERNATIONAL, INC.


- ------------------------------------------------------------------------------------------------------------------------------------
 2. Address of Employer:                                          |  3. Employer's Telephone Number:
 1600 W. 7TH STREET                                               |    (817) 335-1100
 FORT WORTH, TX  76102-2599                                       |
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 4. Name, Address and EIN/Tax I.D. Numbers of Other Participating Employers Adopting Plan:


- ------------------------------------------------------------------------------------------------------------------------------------
 5. Name of Employer's 401(k) Plan:

  CASH AMERICA INTERNATIONAL, INC 401(K) EMPLOYEES SAVINGS PLAN
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 6.(a) Original Effective Date of Plan                            |  7. Date of Adoption Agreement:
       and Trust:                                                 |
                                                                  |    MAY 24, 1994
   JANUARY 1, 1991                                                |
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   (b) Effective Date of this                                     |  8. Plan Number Assigned by the Employer:
       Restated Plan and Trust:                                   |      [X]001  [ ]002  [ ]003  [ ]004  [ ] _______
                                                                  |
    APRIL 1, 1994                                                 |
- ------------------------------------------------------------------------------------------------------------------------------------
 9. Name and Address of Trustee(s):

      [ ] BANK ONE, INDIANAPOLIS,N.A.                                [X] BANK ONE, TEXAS, N.A.
          D/B/A BANK ONE TRUST GROUP                                     D/B/A BANK ONE TRUST GROUP
          111 MONUMENT CIRCLE                                            P.O. BOX 1290
          INDIANAPOLIS, IN 46277                                         FORT WORTH, TX 76113

    [ ] ____________________________________________________________________________________________________
        ____________________________________________________________________________________________________
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 10. Name, Address and EIN/Tax I.D. Number of Plan Administrator (if other than Employer):


- ------------------------------------------------------------------------------------------------------------------------------------





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
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 11. Designation of Retirement Plan Committee (if applicable):

====================================================================================================================================
 12. (a) Is the Employer a member of:                             |  13. Type of Entity:
                                                                  |
         (i)  an Affiliated Service Group?                        |      [X]  Corporation                 [ ]  Partnership
              [ ] Yes        [X] No                               |
                                                                  |      [ ]  "Sub S" Corporation         [ ]  Other (Specify):
         (ii) a Control Group?                                    |
              [ ] Yes        [X] No                               |      [ ]  Sole Proprietor             _________________________
                                                                  |                                       _________________________
     (b) If the Employer is part of an Affiliated                 |
         Service or Control Group, have all                       |
         affiliated or controlled employers adopted               |
         the Plan?                                                |
                                                                  |
         [ ] Yes            [ ] No                                |
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 14. Nature of Employer's Business and Standard Industrial        |  15. Employer Identification Number
     Classification No. of Employer:    6744                      |      (Tax I.D. Number):  75 - 2018239
                                                                  |
- ------------------------------------------------------------------------------------------------------------------------------------
 16. Predecessor Employers (Service with Employers named below shall be treated as Service with the Employer - see Section
     2.40 of the Plan):     N/A

- ------------------------------------------------------------------------------------------------------------------------------------
 17. Employer's Fiscal Year for Federal Income Tax Purposes:

     [X]  Calendar Year              [ ]  Year beginning first day of ___________________________ (month)

- ------------------------------------------------------------------------------------------------------------------------------------
 18. Plan Anniversary:      JANUARY 1
     (The first day of each Plan Year that begins after the Plan Effective Date)

====================================================================================================================================
                                                   DESIGNATED PLAN PROVISIONS
====================================================================================================================================

Section 2.06          For any Self-Employed Individual covered under the Plan, Compensation means Earned Income.  For any
DEFINITION OF         other Participant, Compensation means (Check and complete whichever of the following is applicable):
COMPENSATION
                       [X] (a)       his Section 3401 wages (as defined in Section 2.06 of the Plan - generally wages for federal income tax withholding purposes) actually paid to the Participant during the applicable period.

                       [ ] (b)       his compensation reported as "Wages, Tips and Other Compensation" on his Form W-2
                                     actually paid to the Participant during the applicable period.

                       [ ] (c)       his Section 415 safe-harbor compensation (as defined in Section 2.06 of the Plan)
                                     actually paid to the Participant during the applicable period.

                       [X] (d)       Compensation or Earned Income  [X] shall include  [ ] shall not include  Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Participant under Sections 125, 402(e)(3),
                                     402(h) or 403(b) of the Code.

                    *  [ ] (e)       For purposes of making 401(a) Employer Contributions that are not integrated with
                                     Social Security, the following items shall be excluded in determining a
                                     Participant's Compensation:

                                     [ ] (i)   overtime pay





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                                    [ ] (ii)   commissions

                                    [ ] (iii)  bonuses

               **      [X] (f)       For the first year of Plan participation, Compensation shall exclude Compensation paid prior to the date the Employee becomes a Plan Participant.

                       [ ] (g)       Maximum Compensation for Plan purposes: $______________________

                       [X] (h)       Compensation shall be determined over the following applicable period (Check one):

                                     [X] (i)   the Plan Year

                                     [ ] (ii)  the calendar year ending with or within the Plan Year

                      *NOTE:         Choice (e) may not be elected if the Plan is a Top Heavy Plan, if the Plan is intended to benefit a Self-Employed Individual or if the Employer chooses an
                                     Integrated Allocation Formula (i.e., elects Section 5.02(b) below).

                     **NOTE:         Choice (f) may not be elected if the Plan is intended to benefit a Self-Employed
                                     Individual.

                       NOTE:         For Plan Years beginning in 1989 and thereafter, the maximum compensation for plan purposes cannot exceed $150,000 (as adjusted from time to time by the Secretary of the Treasury) - See Section 2.06 of the Plan.
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Section 2.18
SIMPLIFIED            For Employers that maintain significant business activities (and employ Employees) in at least
DEFINITION            two significantly separate geographic areas, the simplified definition of Highly Compensated
OF HIGHLY             Employee set forth in Section 2.18 of the Plan [ ] shall  [X] shall not apply.
COMPENSATED
EMPLOYEE
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Section 2.19          Hours of Service shall be determined on the basis of the method selected below.  The method
HOURS OF              selected shall be applied to all Employees covered under the Plan. (Check one of the following):
SERVICE
                      [X] (a)        On the basis of actual hours for which an Employee is paid or entitled to payment.

                      [ ] (b)        On the basis of days worked.

                                     An Employee shall be credited with 10 Hours of Service if under Section 2.19 of the
                                     Plan such Employee would be credited with at least one Hour of Service during the day.

                      [ ] (c)        On the basis of weeks worked.

                                     An Employee shall be credited with 45 Hours of Service if under Section 2.19 of the
                                     Plan such Employee would be credited with at least one Hour of Service during the week.

                      [ ] (d)        On the basis of months worked.

                                     An Employee shall be credited with 190 Hours of Service if under Section 2.19 of the Plan such Employee would be credited with at least one Hour of Service during the month.
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Section 2.24          The Limitation Year of the Plan shall be (Check or complete one of the following):
LIMITATION
YEAR                  [X] (a)        calendar year.

                      [ ] (b)        Plan Year.

                      [ ] (c)        other 12 consecutive month period (specify):_______________________________





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                             ----------------------------------------------------------------------------------------
                      NOTE:  All qualified plans of the Employer must use the same Limitation Year.
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Section 2.27          The Normal Retirement Age of a Participant shall be (Check and complete one of the following):
NORMAL
RETIREMENT            [X] (a)        the date the Participant attains Age  59 1/2   (up to Age 65).
AGE
                      [ ] (b)        the _______ (up to 5th) anniversary of the date the Participant commenced participation in the Plan or the date he attains Age 65, whichever is later.

                      [ ] (c)        the _______ (up to 5th) anniversary of the date the Participant commenced participation in the Plan or the date he attains Age 65, whichever is later, but in no event later than Age 70.

                      For purposes of (b) and (c) the participation commencement date is the first day of the Plan Year in which the Participant commenced participation in the Plan.
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Section 3.02(1)       The following Employees are eligible to become Participants (Check or complete one of the following):
PARTICIPATION
REQUIREMENTS          [ ] (a)        All Employees of the Employer maintaining the Plan.
(Classification)
                      [ ] (b)        All Employees of the Employer maintaining the Plan or of any other employer required to be aggregated under Section 414(b), (c), (m) or (o) of the Internal
                                     Revenue Code.  Any individual deemed under Section 414(n) of the Code to be an employee of any employer described in the previous sentence shall also be considered an Employee.

                      [ ] (c)        All Employees of the Employer maintaining the Plan compensated on an hourly basis.

                      [ ] (d)        All Employees of the Employer maintaining the Plan compensated on a salaried basis.

                      [ ] (e)        All Employees of the Employer maintaining the Plan not eligible to participate in another qualified pension or profit sharing plan to which the Employer is making contributions.

                      [ ] (f)        All Employees of the Employer maintaining the Plan except Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if less than two percent of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Section
                                     1.410(b)-9(g) of the proposed Regulations.  For this purpose, the term "employee representative" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer.

                      [ ] (g)        All Employees of the Employer maintaining the Plan covered by a collective bargaining agreement between the Employer and Employee representatives (as described above).

                      [ ] (h)        All Employees of the Employer maintaining the Plan except Employees who are nonresident aliens (within the meaning of Code Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the
                                     Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

                      [X] (i)        Other Employee classification (specify): ALL EMPLOYEES OF THE EMPLOYER MAINTAINING
                                     THE PLAN, INCLUDING LEASED EMPLOYEES WITHIN THE MEANING OF CODE SECTIONS 414(N)(2)
                                     AND 414(O)(2), UNLESS SUCH LEASED EMPLOYEES ARE COVERED BY A PLAN DESCRIBED IN CODE
                                     SECTION 414(M)(5) AND SUCH LEASED EMPLOYEES DO NOT CONSTITUTE MORE THAN TWENTY
                                     PERCENT (20%) OF THE EMPLOYER'S NON-HIGHLY COMPENSATED WORK FORCE.
- ------------------------------------------------------------------------------------------------------------------------------------

Section 3.02(2)       (a)            Age and Service Requirements.  To become a Participant in the Plan, an eligible Employee must
PARTICIPATION                        satisfy the following Age and Service Requirements:
REQUIREMENTS
(Age and Service)                    (i)     Age Requirement.





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                                     [ ] (A)  No Age Requirement.

                                     [X] (B)  The Employee has attained Age 21 (not more than 21 unless (b)(i) below has been elected and then not more than 20 1/2).

                             (ii)    Service Requirement.

                                     [ ] (A)  No Service Requirement.

                                     [X] (B)  The Employee has completed 1 Year of Service (not more than 1 unless (b)(i) below has been elected and then not more than 1/2).

                             (iii)   Special Age and Service Requirements for Participating in 401(a) Employer and/or
                                     401(k) Employer Contribution Allocations, Match Contributions and Forfeitures.

                                     [ ] (A)  The requirements of this Subsection (iii) are not applicable, as the Plan only permits Salary Savings Contributions.

                                     [X] (B)  The requirements of this Subsection (iii) apply to participation in (Check all the applicable boxes below):

                                              [X] (1)  The allocation of 401(a) Employer Contributions and forfeitures.

                                              [X] (2)  The allocation of 401(a) Employer Match Contributions (including forfeitures allocated as matching contributions).

                                              [ ] (3)  The allocation of 401(k) Employer Match Contributions (including forfeitures allocated as matching contributions).

                                              [X] (4)  The allocation of 401(k) Employer Contributions.

                                         (C)  For participation in the allocations described in (B), the Age and Service
                                              Requirements are (Check (1) or check and complete (2) and (3)):

                                              [X] (1)  The same Age and Service Requirements elected in (i) and (ii) above (i.e., the same Age and Service Requirements applicable to the Salary Savings Plan).

                                              [ ] (2)  Age Requirement.  The Employee has attained Age ___ (not more than 21 unless (b)(i) below has been elected and then not more than 20 1/2).

                                              [ ] (3)  Service Requirement.  The Employee has completed ____ Year(s) of Service (if
                                                       (b)(i) below is not elected:  not more than 1 unless Section 13.01(1)(a)(i)
                                                       (100% full and immediate vesting) has been elected and then not more than
                                                       2; if (b)(i) below is elected:  not more than 1/2 unless Section
                                                       13.01(1)(a)(i) has been elected and then not more than 1 1/2).

                             (iv)    Application of Age and Service Requirements.

                                     (A)      The Age Requirements of Subsections (a)(i) and (a)(iii)(C)(2) shall not apply to Employees employed by the Employer:

                                              [ ] (1)  on the Plan Effective Date specified in Subsection 6(a) of the
                                                       Adoption Agreement

                                              [ ] (2)  on the Plan Restatement Date specified in Subsection 6(b) of the
                                                       Adoption Agreement

                                              [ ] (3)  on ________________________ (insert applicable date)

                                     (B)      The Service Requirements of Subsections (a)(ii) and (a)(iii)(C)(3) shall not apply to





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                                              Employees employed by the Employer:

                                              [ ] (1)  on the Plan Effective Date specified in Subsection 6(a) of the
                                                       Adoption Agreement

                                              [ ] (2)  on the Plan Restatement Date specified in Subsection 6(b) of the
                                                       Adoption Agreement

                                              [ ] (3)  on _________________________ (insert applicable date)

                                     NOTE:    If the Year(s) of Service elected in (a)(ii) or (iii)(C)(3) above is or includes a fractional year, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional
                                              Year.

(Date of
Participation)        (b)    Plan Entry Date.  An eligible Employee who satisfies the Plan Age and Service Requirements will become a Plan Participant (and, if applicable, will participate in the allocations described in Subsection (a)(iii)) on the Entry Date elected below, if he is then employed:

                             [ ] (i)      Single Entry Date.  The Plan Anniversary coincident with or next following the date the Plan Age and Service Requirements have been met.

                             [ ] (ii)     Single Entry Date - Retroactive Participation.  The Plan Anniversary
                                          coincident with or immediately preceding the date the Plan Age and Service
                                          Requirements have been met.

EMPLOYEES ENTER ON           [ ] (iii)    Semi-annual Entry Dates.  Whichever of the following dates first occurs coincident with or
APRIL 1 AND OCTOBER 1.                    next following the date the Plan Age and Service Requirements have been met:

                                          (A)   the following Plan Anniversary; or

                                          (B)   the date 6 months following the Effective Date or thereafter the date six months following each Plan Anniversary.

                             [X] (iv)     Daily, Monthly or Quarterly Entry Dates.

                                          [ ] (A)  the day on which

                                          [ ] (B)  the first day of the month coincident with or next following the date

                                          [X] (C)  the first day of the

                                                   [ ] Plan Quarter          [X] Calendar Quarter

                                                   [ ] _____________________________ (other quarterly Entry Date)

                                                   coincident with or next following the date

                                          the Plan Age and Service Requirements have been met.

                      Notwithstanding (a) and (b) above, an eligible Employee who satisfies the Plan Age and Service requirements on the Effective Date and who complies with the requirements set forth in the Plan and
                      Trust will become a Participant on such date, if he is then employed.
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Section 3.02(3)       In determining when an Employee is eligible to participate, the following periods of Service
PARTICIPATION         shall be disregarded (Check (a), (b) or (c)):
REQUIREMENTS
(Service              [X] (a)  None - All prior Service counts.
Exclusions)
                      [ ] (b)  In the case of a Participant who does not have any nonforfeitable right to an Accrued
                               Benefit





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                               derived from Employer contributions, Years of Service before a period of consecutive One Year
                               Breaks in Service will not be taken into account in computing eligibility service if the number of consecutive One Year Breaks in Service in such period equals or exceeds the greater of five or the aggregate number of Years of Service.  Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service.

                               If a Participant's Years of Service are disregarded pursuant to the preceding paragraph, such Participant will be treated as a new Employee for eligibility purposes.  If a
                               Participant's Years of Service may not be disregarded pursuant to the preceding paragraph, such Participant shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

                      [ ] (c)  If an Employee had a One Year Break in Service before he had become a Participant,
                               Service before the Break shall not be counted (applicable only if the Plan provides full and immediate vesting, i.e., when Section 13.01(1)(a)(i) of the Adoption Agreement is checked).
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Section 4.01          Complete (1), (2) and (3) below:
401(a)
EMPLOYER              (1) 401(a) Employer Contributions (Check or complete (a), (b) or (c) and, if applicable, (d) and
CONTRIBUTIONS,            (e) below):

401(k)                [ ] (a)  The Employer does not intend to make 401(a) Employer Contributions.
EMPLOYER
CONTRIBUTIONS,        [X] (b)  For each Plan Year the Board of Directors or other governing authority of the Employer shall determine the amount of 401(a) Employer Contributions.
401(a) and 401(k)
EMPLOYER              [ ] (c)  For each Plan Year the Board of Directors or other governing authority of the Employer
MATCH                          shall determine the amount of 401(a) Employer Contributions.  However, if no resolve is
CONTRIBUTIONS                  made, the amount contributed shall be ___ % of each Participant's Plan Compensation for such Plan Year.

                      *   (d)  (i)   In order to share in 401(a) Employer Contributions for a Plan Year, a Participant must complete 1,000 (0-1,000) Hours of Service during such Plan Year.

                               (ii)  A Participant whose employment is terminated before the end of a Plan Year but after he has completed the Hours of Service specified in (d)(i) above (Check (A) or (B)
                                     below):

                               [ ] (A)  shall share in 401(a) Employer Contributions for such Plan Year.

                               [X] (B)  shall not share in 401(a) Employer Contributions for such Plan Year unless termination is due to (Check whichever of the following is applicable):

                                        [ ] no exceptions               [X] death

                                        [X] disability                  [X] Early, Normal or Late Retirement

                      [X] (e)  Profits [ ] are [X] are not required for 401(a) Employer Contributions.

                      (2) 401(k) Employer Contributions (Check or complete (a), (b) or (c) and, if applicable, (d) and
                          (e) below:

                      [ ] (a)  The Employer does not intend to make 401(k) Employer Contributions.

                      [X] (b)  For each Plan Year the Board of Directors or other governing authority of the Employer shall determine the amount of 401(k) Employer Contributions.

                      [ ] (c)  For each Plan Year the Board of Directors or other governing authority of the Employer shall determine the amount of 401(k) Employer Contributions.  However, if no resolve is made, the amount contributed shall be ___ % of each Participant's Plan Compensation for such Plan Year.





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                      *  (d)   (i)   In order to share in 401(k) Employer Contributions for a Plan Year, a Participant must complete ____________ (0-1,000) Hours of Service during such Plan Year.

                               (ii)  A Participant whose employment is terminated before the end of a Plan Year but after he has completed the Hours of Service specified in (d)(i) above (Check (A) or (B)
                                     below):

                               [ ] (A)  shall share in 401(k) Employer Contributions for such Plan Year.

                               [ ] (B)  shall not share in 401(k) Employer Contributions for such Plan Year unless termination is due to (Check whichever of the following is applicable):

                                        [ ] no exceptions              [ ] death

                                        [ ] disability                 [ ] Early, Normal or Late Retirement

                         (e)   Profits  [ ] are  [ ] are not required for 401(k) Employer Contributions.

                      (3)  Employer Match Contributions (Check or complete (a), (b) or (c), and, if applicable, (d), (e)
                           and (f) below):

                      [ ] (a)  The Employer does not intend to make Employer Match Contributions.

                      [X] (b)  For each Plan Year the Board of Directors or other governing authority of the Employer shall determine a percentage(s) to contribute of each eligible Participant's Salary
                               Savings Contributions.

                               [ ]   However, in no event shall Employer Match Contributions exceed ____% of each eligible
                                     Participant's Salary Savings Contributions.

                      [ ] (c)  For each Plan Year the Board of Directors or other governing authority of the Employer shall determine a percentage(s) to contribute of each eligible Participant's Salary
                               Savings Contributions; however, if no resolve is made, the amount contributed shall be
                               ___ % of each eligible Participant's Salary Savings Contributions but not in excess of
                               (Check and complete (i), (ii) or (iii) or (i) or (ii) and (iii) below, if applicable):

                               [ ] (i)   ___ % of Compensation

                               [ ] (ii)  ___ % of Salary Savings Contributions

                               [ ] (iii) $ _______________

                                                                                           QUARTER
                      *   (d)  (i)   In order to share in Employer Match Contributions for a Plan Year, a Participant must complete 0 (0-1,000) Hours of Service during such Plan Year. QUARTER
                                                                                                    QUARTER
                               (ii)  A Participant whose employment is terminated before the end of a Plan Year but after he has completed the Hours of Service specified in (d)(i) above (Check (A) or
                                     (B) below):
                                                                                                  QUARTER
                                     [ ] (A)   shall share in Employer Match Contributions for such Plan Year.
                                                                                                        QUARTER
                                     [X] (B)   shall not share in Employer Match Contributions for such Plan Year unless termination is due to (Check whichever of the following is applicable):

                                               [ ] no exceptions              [X] death

                                               [X] disability                 [X] Early, Normal or Late Retirement

                          (e)  Profits  [ ] are  [X] are not  required for Employer Match Contributions.





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                      (f)  Employer Match Contributions shall be allocated by the Trustee to a Participant's (Check (i)
                           or (ii) below, whichever is applicable):

                           [ ] (i)  401(k) Employer Match Contributions Account, and thus shall be 100% vested and nonforfeitable when made.

                           [X] (ii) 401(a) Employer Match Contributions Account, and thus shall be subject to the
                                    Match Contribution vesting schedule elected by the Employer in Section
                                    13.01(1).

                      *NOTE: When Contributions are allocated monthly, for administrative convenience it is recommended that all Options (d)(i) be completed with "0" and Options (d)(ii)(A) be selected.

                      Note to Section 4.01:  Employer Match and 401(k) Employer Contributions may be reduced to comply with the Average Deferral and Average Contribution Percentage Tests of Code Sections 401(k) and
                      401(m).  (See Articles VII and IX of the Plan).
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Section 4.02          If the Employer maintains one or more qualified retirement plans in addition to this Plan and if
TOP HEAVY             this Plan is or becomes a Top Heavy or Super Top Heavy Plan, the minimum allocation or
PLAN MINIMUM          benefit applicable to Non-Key Employees participating in this Plan will be met (Check (a) or (b)
BENEFITS FOR          below):
EMPLOYERS
WITH MULTIPLE
PLANS                 [X] (a)  pursuant to the provisions of Subsection 4.02(e) of the Plan.

                      [ ] (b)  under the Employer's other plan or plans.
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Section 4.03          For each Plan Year, Participants may direct the Employer to reduce their Compensation in
SALARY                order that the Employer may make Salary Savings Contributions, subject to the following
SAVINGS               (Complete (a), (b) and (c) below):
CONTRIBUTION
                      [X] (a)  Minimum Salary Savings Contribution permitted:

                               [X] (i)  no minimum

                               [ ] (ii) other (specify amount or percentage and period):
                                        ________________________________________________________________________
                                        ________________________________________________________________________

                      [X] (b)  Maximum Salary Savings Contribution permitted (if any):  15  % of Compensation (not more than $7,000, or such other amount as is designated by the Secretary of the Treasury as the limit for the Participant's taxable year under Code Section 402(g)).

                      [X] (c)  Changes in Savings Amount:

                               [ ] (i)  no limit on frequency

                               [X] (ii) limited to (specify): PLAN ENTRY DATES: JANUARY 1, APRIL 1, JULY 1 AND OCTOBER 1.
                                        (at least once every calendar year)

                      NOTE:  The Plan Administrator may limit Salary Savings Contributions if required to comply with
                             Code Section 401(k).
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Section 4.04          Voluntary After-Tax Contributions (Check (a) or (b) and, if applicable, (c) and (d)):
VOLUNTARY
AFTER-TAX             [ ] (a)  are not permitted.
CONTRIBUTIONS
                      [X] (b)  are permitted.





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                      [ ] (c)  minimum permitted (Check and complete, if applicable):

                               [ ] (i)   no minimum

                               [ ] (ii)  ___ % of annual total Compensation

                               [ ] (iii) $___ per___________ (week, month, year)

                      [X] (d)  will be maintained and accounted for in

                               [X] (i)   one After-Tax Contribution Account.

                               [ ] (ii)  two After-Tax Contribution Accounts, one for Contributions made before 1987 and one for Contributions made after 1986.

                      NOTE:  The maximum a Participant may contribute to the Plan on a voluntary basis is specified in
                             Section 4.04 of the Plan, and may be limited to comply with Code Section 401(m).
- ------------------------------------------------------------------------------------------------------------------------------------

Section 5.02          Allocation formula (Choose (a) or (b) below):
METHOD OF
ALLOCATING            [X] (a)  Non-Integrated Allocation Formula:
401(a) EMPLOYER
CONTRIBUTIONS                  After any minimum contributions have been allocated to the Accounts of Non-Key Employees pursuant to Section 4.02 of the Plan, any additional 401(a) Employer Contributions for each
                               Plan Year shall be allocated among the Accounts of eligible Participants in amounts determined in accordance with the ratio which each eligible Participant's Plan Compensation bears to the total Plan Compensation of all Participants eligible to share in 401(a)
                               Employer Contributions for such Plan Year.

                      [ ] (b)  Integrated Allocation Formulas:

                               For Plan Years beginning in 1989 and thereafter, 401(a) Employer Contributions contributed to the Trust for each Plan Year shall be allocated among the Accounts of eligible
                               Participants according to the formula elected below:

                               [ ] (i)   Three-Tiered Integrated Allocation Formula

                                         STEP ONE:  First, for any Plan Year the Plan is a Top Heavy Plan, 401(a) Employer
                                         Contributions will be allocated among the Accounts of all eligible Participants in the ratio that each Participant's total Compensation bears to the sum of all eligible Participants' total Compensation, but not in excess of the top heavy minimum contribution to be made to the Accounts of Non-Key Employees pursuant to
                                         Section 4.02 of the Plan.

                                         STEP TWO:  Any such Contributions remaining after any allocation in Step One will be allocated to the Account of each eligible Participant in the ratio that the sum of each eligible Participant's total Compensation and Compensation in excess of the
                                         Plan Integration Level bears to the sum of all eligible Participant's total
                                         Compensation and Compensation in excess of the Plan Integration Level, but not in excess of the Maximum Disparity Rate.

                                         STEP THREE:  Any such remaining 401(a) Employer Contributions will be allocated to the Account of each eligible Participant in the ratio that each eligible
                                         Participant's total Compensation bears to the sum of all eligible Participants'
                                         total Compensation for that Plan Year.

                               [ ] (ii)  Four-Tiered Integrated Allocation Formula

                                         STEP ONE:  First, for any Plan Year in which the Plan is a Top Heavy Plan to which a minimum Employer contribution is to be made pursuant to Section 4.02 of the Plan, that portion of the 401(a) Employer Contributions which does not exceed 3% of the total Compensation of all eligible Participants (including, solely for purposes of this STEP ONE





                                                               -10-
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
                                         allocation, Non-Key Employees entitled to a minimum contribution pursuant to Subsection
                                         4.02(d) of the Plan) shall be allocated among the accounts of such Participants and
                                         Non-Key Employees in the ratio that each such Participant's and Non-Key Employee's total
                                         Compensation bears to the total Compensation of all such Participants and Non-Key
                                         Employees.

                                         STEP TWO:  For any Plan Year in which this Plan is a Top Heavy Plan to which a minimum Employer Contribution is to be made pursuant to Section 4.02 of the Plan, that portion of the 401(a) Employer Contributions which remains after allocations have been made pursuant to STEP ONE, if any, which does not exceed 3% of the total
                                         Compensation of all eligible Participants in excess of the Plan Integration Level shall be allocated among the Accounts of such Participants in the ratio that each
                                         Participant's Compensation in excess of the Plan Integration Level bears to the sum of all eligible Participants' Compensation in excess of the Plan Integration Level.

                                         STEP THREE:  That portion of the 401(a) Employer Contributions which remains after allocations have been made pursuant to STEP TWO, if any, will be allocated to each eligible Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the Plan Integration Level bears to the sum of all eligible Participants' total Compensation and Compensation in excess of the Plan Integration Level, but not in excess of:

                                         (a)  in any Plan Year in which the Plan is a Top Heavy Plan to which a minimum
                                              Employer Contribution is to be made pursuant to Section 4.02 of the Plan:  The percentage determined by subtracting from the Maximum Disparity Rate the percentage contributed pursuant to STEP ONE; or

                                         (b)  in any other Plan Year:  the Maximum Disparity Rate.

                                         STEP FOUR:  Any remaining 401(a) Employer Contributions will be allocated to the
                                         Account of each eligible Participant in the ratio that each eligible Participant's total Compensation bears to the sum of all eligible Participants' total
                                         Compensation for that Plan Year.

                                   (iii) The Plan Integration Level is (Check and complete one):

                                         [ ] (1)  the Taxable Wage Base

                                         [ ] (2)  $_______ (a dollar amount less than the Taxable Wage Base)

                                         [ ] (3)  ___ % (not to exceed 100%) of the Taxable Wage Base

                                         The Plan Maximum Disparity Rate shall be determined from the following Table.

                                         The Plan Integration Level              Plan Maximum Disparity Rate
                                         --------------------------              ---------------------------

                                         (1) The Taxable Wage Base (TWB)                  5.7%

                                         (2) More than 80% but less than                  5.4%
                                             100% of the TWB

                                         (3) Not more than 80% of the TWB                 4.3%
                                             but greater than both 20% of
                                             the TWB and $10,000

                                         (4) Not more than the greater of                 5.7%
                                             20% of the TWB and $10,000

                                 NOTE:   All references to the Taxable Wage Base are to the Base in effect at the beginning of the Plan Year.





                                                               -11-
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
                                NOTE:   In no event will the amount allocated to a Participant's Account exceed the maximum permitted under Article VII of the Plan.
- ------------------------------------------------------------------------------------------------------------------------------------

Section 5.03          Amounts forfeited for each Plan Year shall be applied as follows (Check one):
METHOD OF
ALLOCATING            [X] (a)   Forfeitures shall be allocated per the same method as Employer contributions are allocated for the
PLAN                            Plan Year in which the forfeiture occurs.
FORFEITURES
                      [ ] (b)   Forfeitures shall be applied to reduce Employer contributions or to pay Plan administrative expenses for the Plan Year following the Plan Year in which the forfeiture occurs.
- ------------------------------------------------------------------------------------------------------------------------------------

Section 6.01(b)       Once a Plan becomes a Top Heavy Plan, the Top Heavy Plan minimum contribution requirements set
TOP HEAVY             forth in Section 4.02 of the Plan  [ ] shall  [X] shall not  be applicable in all subsequent Plan Years,
PLAN ELECTION         regardless of whether such years are Top Heavy Plan Years.
- ------------------------------------------------------------------------------------------------------------------------------------

Section 6.02(g)       For purposes of computing the top heavy ratio described in Section 6.02 of the Plan, the valuation
TOP HEAVY             date shall be (Check or complete one of the following):
VALUATION
DATE                  [ ] (a)   the last day of the Plan Year.

                      [X] (b)   other (specify): THE LAST DAY OF THE PLAN YEAR OR AT ANY TIME AS DETERMINED BY THE
                                "TRUSTEE."
- ------------------------------------------------------------------------------------------------------------------------------------

Section 6.02(h)       For purposes of establishing the present value to compute the top heavy ratio described in Section 6.02
TOP HEAVY             of the Plan, any benefit shall be discounted only for mortality and interest based on the following
PLAN PRESENT          (Check or complete one):
VALUES
                      [X] (a)   1971 Group Annuity Mortality Table, unprojected for post-retirement mortality, no pre-
                                retirement withdrawal and 5% annual interest rate.

                      [ ] (b)   other (specify): _________________________________________________________________________________
                                __________________________________________________________________________________________________
- ------------------------------------------------------------------------------------------------------------------------------------

Article VII           If the Employer maintains or ever maintained another qualified plan other than a Master or
LIMITATIONS           Prototype Plan in which any participant in this Plan is (or was) a Participant or could possibly
ON                    become a Participant, the Employer must complete paragraphs 2 and 3 below, as appropriate.
ALLOCATIONS           The Employer must also complete paragraph 2 below if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section
                      415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any
                      Participant in this Plan.

                      [X] 1.    The Employer neither maintains nor ever maintained another qualified plan other than a
                                Master or Prototype Plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant.

(Other Defined        [ ] 2.    If the Participant is covered under another qualified defined contribution plan maintained
Contribution                    by the Employer, other than a Master or Prototype Plan:
Plans)
                      [ ] (i)   The determination of the maximum permissible contribution under the OTHER defined contribution plan shall be made only after crediting a Participant with his Annual
                                Addition for a Limitation Year under THIS defined contribution plan.

                      [ ] (ii)  The determination of the maximum permissible contribution under THIS defined contribution plan shall be made only after crediting a Participant with his Annual Addition under the
                                OTHER defined contribution plan.

                      [ ] (iii) Other (specify):    ______________________________________________________________________________
                                __________________________________________________________________________________________________
                                __________________________________________________________________________________________________





                                                               -12-
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
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
(Other Defined        [ ] 3.   If the Participant is or has ever been a Participant in a defined benefit plan maintained by
Benefit Plans)                 the Employer, the adopting Employer must provide language which will satisfy the 1.0 limitation of Section 415(e) of the Internal Revenue Code.  Such language must preclude employer discretion.  (See Section 1.415-1 of the Income Tax Regulations for guidance).

                      [ ] (i)  The determination of the maximum permissible contribution under any defined contribution plan shall be made only after crediting a Participant with his earned benefit for a
                               Limitation Year under any defined benefit plan in which he is also participating.

                      [ ] (ii) Other (specify):  ________________________________________________________________________________
                               __________________________________________________________________________________________________
                               __________________________________________________________________________________________________
- ------------------------------------------------------------------------------------------------------------------------------------

Section 10.01         In-service withdrawals by a Participant of amounts in his Rollover Account (Check (a), (b) or (c)):
IN-SERVICE
WITHDRAWAL            [ ] (a)  are not permitted.
OF
ROLLOVER              [X] (b)  are permitted at any time.
CONTRIBUTIONS
                      [ ] (c)  are permitted at any time after the Participant attains Age 59 1/2.

                      NOTE:  Rollover Account in-service withdrawals are subject to Sections 10.03 and 18.01 of the Plan.
- ------------------------------------------------------------------------------------------------------------------------------------

Section 10.02         In-service withdrawals by the Participant of vested amounts in his Accounts elected below are permitted
IN-SERVICE            for any reason after the Participant attains age 59 1/2 (Check all applicable boxes):
AND HARDSHIP
WITHDRAWALS           [ ] (a)  In-service withdrawals of Contributions described in (b) through (f) below are not permitted.

                      [X] (b)  401(a) Employer Contribution Account

                      [X] (c)  401(a) Employer Match Contribution Account

                      [X] (d)  Salary Savings Contribution Account

                      [ ] (e)  401(k) Employer Contribution Account

                      [ ] (f)  401(k) Employer Match Contribution Account

                      "Hardship withdrawals" (as described in Section 10.02 of the Plan) of Salary Savings Contributions
                      (and earnings thereon accrued as of December 31, 1988) (Check one):

                      [ ] (a)  are not permitted.

                      [X] (b)  are permitted.

                      NOTE:  In-service withdrawals are subject to Section 10.03 of the Plan.
- ------------------------------------------------------------------------------------------------------------------------------------

Section 11.01         Participant Loans (Check whichever of the following is applicable):
PLAN
LOANS                 [ ] (a)  are not permitted.

                      [X] (b)  are permitted in accordance with Article XI, subject to the following limitations:

                               [ ] (i)   no minimum

                               [X] (ii)  each loan being in a minimum amount of $ 500 (cannot exceed $1,000)

                               [ ] (iii) each loan being in a minimum amount of $1,000





                                                               -13-
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
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
                               [X] (iv)  only one loan may be outstanding at any time

                               [ ] (v)   only one loan may be made each Plan Year
- ------------------------------------------------------------------------------------------------------------------------------------

Section 12.02         Check and complete one of the below, and any applicable subparts:
EARLY
RETIREMENT            [X] (a)  There is no Early Retirement Age.
AGE
(if any)              [ ] (b)  The Early Retirement Age of a Participant shall be the first day of any month selected by the Participant coincident with or next following the date he satisfies the following requirements (Check and complete the applicable requirements set forth below):

                               [ ] attainment of Age __________

                               [ ] completion of _______ Years of Service

                               [ ] completion of ______ Years of Plan participation

                               [ ] termination of employment within _____ years of Normal Retirement Age
- ------------------------------------------------------------------------------------------------------------------------------------

Section 12.07         (a)      For benefits not subject to Section 12.08 of the Plan (Joint and Survivor Annuity
BENEFIT                        requirements), Participants shall have the right to receive their vested Accrued Benefit in
OPTIONS                        accordance with Section 12.07 of the Plan (Check (i) or (ii)):

                               [ ] (i)   in one sum or installment or annuity payments; or

                              *[X] (ii)  in one sum only.

                      (b)      If the Plan invests in Qualifying Employer Securities, as that term is defined in ERISA
                               Section 407(d)(5), then the Plan may provide for distributions in Employer stock pursuant to the terms of the Addendum to this Section 12.07(b), describing the procedures applicable to such distributions, prepared by the Plan's legal counsel, attached to this Adoption
                               Agreement and incorporated herein by reference (Check one):

                               [ ] (i)   Distributions may not be made in Employer stock; or

                               [X] (ii)  Distributions may be made in Employer stock pursuant to the terms of the
                                         Addendum to this Section 12.07(b) prepared by the Plan's legal counsel, attached hereto, and incorporated herein by reference.

                      *NOTE:   An election of (a)(ii) above will be given effect only to the extent the requirements of
                               Code Sections 411(d)(6) and 401(a)(4) are met.
- ------------------------------------------------------------------------------------------------------------------------------------

Section 13.01(1)      (a) A Participant's 401(a) Employer Contributions, if any, shall be vested to the extent
VESTING                   designated below (Check or complete one of (i) through (v)):
SCHEDULES
                          [ ] (i)    100% at all times.

                          [ ] (ii)   100% after ________ (1 to 5) Years of Service.

                          [ ] (iii)  A percentage determined in accordance with the following schedule (3-7 Vesting):

                                                                             Nonforfeitable
                             Years of Service                                  Percentage
                             ----------------                                --------------
                             less than 3                                            0%
                                       3                                           20%
                                       4                                           40%
                                       5                                           60%
                                       6                                           80%
                                       7 or more                                  100%





                                                               -14-
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
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
                          [ ] (iv)   A percentage determined in accordance with the following schedule (Top Heavy
                                     Graded Vesting):
                                                                             Nonforfeitable
                             Years of Service                                  Percentage
                             ----------------                                --------------
                             less than 2                                            0%
                                       2                                           20%
                                       3                                           40%
                                       4                                           60%
                                       5                                           80%
                                       6 or more                                  100%

                          [X] (v)    Other LESS THAN 2 YEARS = 0%; 2 YEARS = 25%; 3 YEARS = 50%; 4 YEARS = 75%;
                                     5 YEARS = 100%. ________________________________ with full vesting after completion of 5 Years of Service (not to exceed 5).

                      (b) A Participant's 401(a) Employer Match Contributions, if any, shall be vested to the extent designated below (Check or complete one of (i) through (v)):

                          [ ] (i)    100% at all times

                          [ ] (ii)   100% after _____ (1 to 5) Years of Service

                          [ ] (iii)  A percentage determined in accordance with the following schedule (3-7 Vesting):

                                                                             Nonforfeitable
                             Years of Service                                  Percentage
                             ----------------                                --------------
                             less than 3                                            0%
                                       3                                           20%
                                       4                                           40%
                                       5                                           60%
                                       6                                           80%
                                       7 or more                                  100%

                          [ ] (iv)   A percentage determined in accordance with the following schedule (Top Heavy
                                     Graded Vesting):
                                                                             Nonforfeitable
                             Years of Service                                  Percentage
                             ----------------                                --------------
                             less than 2                                            0%
                                       2                                           20%
                                       3                                           40%
                                       4                                           60%
                                       5                                           80%
                                       6 or more                                  100%

                          [X] (v)    Other LESS THAN 2 YEARS = 0%; 2 YEARS = 25%; 3 YEARS = 50%; 4 YEARS = 75%;
                                     5 YEARS = 100%. ________________________________________ with full vesting after completion of 5 Years of Service (not to exceed 5).

                      NOTE:  Notwithstanding the above, in any event a Participant's vesting percentage shall be 100% on the date he attains his Normal Retirement Age, or, if earlier, on the date he attains his
                             Early Retirement Age.
- ------------------------------------------------------------------------------------------------------------------------------------





                                                               -15-
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
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
Section 13.01(2)      Notwithstanding anything in Section 13.01(1) of the Adoption Agreement to the contrary, if the TOP
HEAVY                 Plan is a Top Heavy Plan for any Plan Year beginning after December 31, 1983, then the Plan
PLAN VESTING          shall meet the following vesting requirements for such Plan Year and for all subsequent Plan Years, even if the Plan is not a Top Heavy Plan for such subsequent Plan Years.  Provided, however, if the vesting schedule elected in Section 13.01(1) of the Adoption Agreement is more favorable to a
                      Participant, such schedule shall be applicable to such Participant for such Plan Years.

                      A Participant's 401(a) Employer and 401(a) Employer Match Contributions shall be vested to the extent designated below (Check or complete (a) or (b)):

                      [ ] (a) 100% after ______ (1 to 3) Years of Service.

                      [ ] (b)  A percentage determined in accordance with the following schedule:

                                                                             Nonforfeitable
                             Years of Service                                  Percentage
                             ----------------                                --------------
                             less than 2                                            0%
                                       2                                           20%
                                       3                                           40%
                                       4                                           60%
                                       5                                           80%
                                       6 or more                                  100%
- ------------------------------------------------------------------------------------------------------------------------------------

Section 13.01(3)      In determining a Participant's Vesting Percentage, the following periods of Service shall be
VESTING               disregarded (Check the first box if all Years of Service are to be counted.  Otherwise, check one or
(Service              more of the other boxes):
Exclusions)
                      [ ] (a)  All Years of Service are to be counted.

                      [ ] (b)  Years of Service before Age 18.

                      [X] (c)  Period during which the Plan or a predecessor plan was not maintained by the Employer.

                      [ ] (d)  If a Participant has a One Year Break in Service, Service before the Break shall not be taken into account until he has completed a Year of Service after such Break in Service.

                      [ ] (e)  In the case of a Participant who has 5 or more consecutive One Year Breaks in Service, the Participant's pre-break service will count in vesting of the Employer-derived Accrued
                               Benefit only if either:

                               (i)   such Participant has any nonforfeitable interest in the Accrued Benefit attributable to
                                     Employer contributions at the time of separation from service, or

                               (ii)  upon returning to service the number of consecutive One Year Breaks in Service is less than the number of Years of Service.

                      [ ] (f)  Years of Service before January 1, 1971, unless the Employee has had at least 3 Years of
                               Service after December 31, 1970.

                      [ ] (g)  Years of Service before the Plan Year in which Internal Revenue Code Section 411 became applicable to the Plan, if such Service would have been disregarded under the rules of the Plan with regard to Breaks in Service as in effect on the applicable date.  For this purpose, Break in Service rules are rules which result in the loss of prior vesting or benefit accruals, or which deny an employee eligibility to participate, by reason of separation or failure to complete a required period of service within a specified period of time.

                     NOTE:     In all events Years of Service during which the Employee did not complete at least 1,000
                               Hours of Service shall be disregarded.
- ------------------------------------------------------------------------------------------------------------------------------------





                                                               -16-
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
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
Section 13.02(1)      Employees terminating Service and having a vested Accrued Benefit of $3,500 or less shall (Check one):
PAYMENT
OF ACCRUED            [X] (a)   receive a lump sum distribution of such vested portion.
BENEFITS OF
$3,500 OR LESS        [ ] (b)   have their vested benefit deferred in accordance with Section 13.02(2) below.
- ------------------------------------------------------------------------------------------------------------------------------------

Section 13.02(2)      A terminated Participant (or his Beneficiary) may request that the Participant's deferred Normal Retirement
DISTRIBUTION          Benefit be distributed (Check one of the following):
OF
DEFERRED              [ ] (a)   at any time after the date the Participant terminates employment with the Employer.
NORMAL
RETIREMENT            [ ] (b)   no earlier than the earliest of the terminated Participant's death, Total and Permanent
                                Disability or
BENEFIT                         attainment of Early Retirement or Normal Retirement Age.

                      [ ] (c)   if earlier than (b) above, at any time after the end of the Plan Year in which the
                                Participant terminated employment with the Employer.

                      [ ] (d)   if earlier than (b) above, at any time after the end of the ___________ Plan Year following the Plan Year in which the Participant terminated employment with the
                                Employer.

                      [X] (e)   if earlier than (b) above,  AS OF THE END OF THE PLAN QUARTER FOLLOWING TERMINATION OF
                                SERVICE.  ____________________________________________________________________________
                                ____________________________________________________ (specify the time when or other objective criteria under which a Participant may request a distribution of his deferred
                                Normal Retirement Benefit).

                      NOTE:     Employers may not eliminate or restrict the availability of distribution options except in accordance with Code Sections 401(a)(4) and 411(d)(6) and Rules and Regulations
                                promulgated thereunder.
- ------------------------------------------------------------------------------------------------------------------------------------

Sections 15.01        Investment Direction (Check one):
and 15.04
INVESTMENTS           Except as provided below in Section 15.05,
DIRECTED BY
EMPLOYER OR           [ ] (a)   the Employer; or
INVESTMENT
MANAGER               [ ] (b)   an Investment Manager appointed by the Employer
                                shall direct the Trustee to make the investments under the Plan.
- ------------------------------------------------------------------------------------------------------------------------------------

Section 15.03         Pursuant to Section 15.03(u) of the Plan, the Plan may invest in Qualifying Employer Securities, as
INVESTMENTS IN        that term is defined in ERISA Section 407(d)(5), pursuant to the applicable requirements of ERISA
QUALIFYING            and the Code, as amended from time to time, including the regulations promulgated thereunder.  The
EMPLOYER              aggregate investments in Qualifying Employer Securities may not exceed the following limits (Check one):
SECURITIES
                      [ ] (a)   may not exceed 10% of the Plan's assets; or

                      [X] (b)   may not exceed  95  % of the Plan's assets (percentage may equal 100% of the Plan's assets).
- ------------------------------------------------------------------------------------------------------------------------------------

Section 15.05         Participant Investment Direction (Check one):
PARTICIPANT
DIRECTED              [ ] (a)   Participant investment direction is not permitted.
INVESTMENTS
                      [X] (b)   Participants shall have the power, at their discretion, to direct the Trustee to invest all or a portion of their Accounts in any of the investment options offered under the
                                Plan and, in addition, if life insurance is offered as a permissible investment, under any investment fund option offered under any Policy purchased for their Accounts.

                                [X]  Exception:  Participants shall not have the power to direct the investment of the portion of their Accrued Benefit attributable to 401(a) Employer
                                                 Contributions and 401(a) Employer Match Contributions.





                                                               -17-
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
                                                 EXECUTION AND ACCEPTANCE
                                                            BY
                                                 EMPLOYER AND TRUSTEE(S)
                                         BANK ONE PROTOTYPE RETIREMENT PLAN NO. 1


The Employer, which hereby agrees that the Trustee shall not be responsible for the tax and legal aspects of the Plan and Trust, and which assumes full responsibility therefor, hereby accepts the provisions of Bank One Prototype
Retirement Plan No. 1, agrees to be bound by the provisions thereof, and adopts such Plan and the Plan Adoption
Agreement by causing its name to be signed hereto by its duly authorized officer, all as of this _______ day of
___________, 19__.

The failure of the adopting Employer to properly fill out the Adoption Agreement may result in disqualification of the
Employer's Plan.

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as
evidence that the Plan is qualified under Section 401 of the Internal Revenue Code.  In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District office for a determination letter.

Bank One, the sponsor of this Prototype Plan, will inform each adopting Employer which has registered with Bank One of any amendments it makes to the Plan or of the discontinuance or abandonment of the Plan.  Bank One's address and telephone number are listed below:

                      Address:   [ ]     Bank One, Indianpolis, N.A.        [X]      Bank One, Texas, N.A
                                         d/b/a Bank One Trust Group                  d/b/a Bank One Trust Group
                                         111 Monument Circle                         P.O. Box 2050
                                         Indianapolis, IN 46277                      Fort Worth, TX  76113

                      Telephone:         (317) 321-8177                              (817) 884-4000

The Adoption Agreement may be used only in conjunction with Basic Plan Document No. 01.

This Adoption Agreement, Basic Plan Document No. 1 and any related documents have important legal and tax implications.
All legal questions, opinions and tax consequences concerning these documents are the sole responsibility of the adopting Employer and its legal counsel.  Therefore, each adopting Employer is strongly encouraged to consult with its legal counsel for advice.

Employer ____________________________________________________  Employer  ________________________________________________
         By _________________________________________________            By _____________________________________________
         Title:                                                          Title:
====================================================================================================================================

The undersigned Trustee, or each undersigned Trustee, hereby accepts the provisions of Bank One Prototype Retirement
Plan No. 1 and the trusts provided for therein, and hereby declares, and agrees with the aforesaid Employer to receive, hold, invest, expend and distribute all funds deposited with, contributed to, earned or otherwise received by, the
Trustee or Trustees, all in accordance with the terms and provisions of said Plan and Trust.

_____________________________________________________________   Date ___________________________________________________

Name ________________________________________________________
Title (if any) ______________________________________________


_____________________________________________________________   Date ___________________________________________________

Name ________________________________________________________
Title (if any) ______________________________________________


_____________________________________________________________   Date ___________________________________________________

Name ________________________________________________________
Title (if any) ______________________________________________





                                                               -18-

                              TABLE OF CONTENTS
                             BANK ONE TRUST GROUP
                       PROTOTYPE RETIREMENT PLAN NO. 1


ARTICLE                                            TITLE                                                          PAGE
     I           NAME, PURPOSE AND EFFECTIVE DATE OF PLAN                                                           1

    II           DEFINITIONS                                                                                        1

   III           PARTICIPATION REQUIREMENTS                                                                        14

    IV           PLAN CONTRIBUTIONS                                                                                17

     V           PARTICIPANT ACCOUNTS, ALLOCATION OF CONTRIBUTIONS
                 AND VALUATION OF ASSETS                                                                           21

    VI           PROVISIONS APPLICABLE TO TOP HEAVY PLANS                                                          22

   VII           415 LIMITATIONS ON ALLOCATIONS                                                                    25

  VIII           401(k) SALARY SAVINGS CONTRIBUTION LIMITATIONS
                 AND REFUNDS                                                                                       31

    IX           EMPLOYEE CONTRIBUTIONS AND EMPLOYER MATCH
                 CONTRIBUTIONS - LIMITATIONS,
                 REFUNDS AND FORFEITURES                                                                           35

     X           IN-SERVICE WITHDRAWALS                                                                            38

    XI           PARTICIPANT LOANS                                                                                 40

   XII           RETIREMENT AND DEATH BENEFITS                                                                     42

  XIII           BENEFITS UPON TERMINATION OF SERVICE                                                              57

   XIV           PLAN FIDUCIARY RESPONSIBILITIES                                                                   60

    XV           TRUSTEE AND TRUST FUND INVESTMENTS                                                                64

   XVI           THE INSURER                                                                                       72

  XVII           LIFE INSURANCE POLICIES                                                                           72

 XVIII           TRANSFER OF ASSETS, ROLLOVER CONTRIBUTIONS                                                        74

   XIX           CLAIMS PROCEDURE                                                                                  76

    XX           AMENDMENT AND TERMINATION                                                                         77

   XXI           MISCELLANEOUS                                                                                     79

                              BANK ONE TRUST GROUP
                        PROTOTYPE RETIREMENT PLAN NO. 1


Bank One Trust Group ("Bank One") is the sponsor of this Prototype Retirement Plan, which an Employer may adopt by executing a Plan Adoption Agreement. The Trustee who is to act as Trustee hereunder shall indicate acceptance of the provisions of this Plan and Trust upon the page and in the manner provided for that purpose, whereupon this instrument shall be a valid and binding Plan and Trust in accordance with its terms and provisions.

                                   ARTICLE I

                    NAME, PURPOSE AND EFFECTIVE DATE OF PLAN

 1.01        This Plan shall be known as Bank One Prototype Retirement Plan No.
             1.  This Plan is Bank One Basic Plan Document No. 01.

 1.02 This Plan and Trust has been established for the exclusive benefit of the eligible Employees of each Employer and their Beneficiaries, and as far as possible shall be interpreted and administered in a manner consistent with this intent and consistent with the requirements of Code Section 401. If the Employer's plan fails to attain or retain qualification under Code
             Section 401, such plan shall no longer participate under this Prototype Plan and will be considered an individually designed plan.

 1.03 Subject to Article VII and to Section 20.05, under no circumstances shall any property of the Trust, or any contributions made by the Employer under its Plan or Trust, be used for, or diverted to, purposes other than for the exclusive benefit of the Employees of such Employer, or their Beneficiaries.

 1.04 The Effective Date of this Plan and Trust shall be the date specified as such in Item 6 of the Adoption Agreement.


                                   ARTICLE II

                                  DEFINITIONS

As used in this Agreement, the following words and phrases shall have the meanings set forth herein unless a different meaning is clearly required by the context.

 2.01 "Accrued Benefit" means the sum of the balances of the separate accounts maintained on a Participant's behalf pursuant to Section 5.01.

 2.02 "Administrator" means the person or persons designated by the Employer in Item 10 of the Adoption Agreement to administer the Plan on behalf of the Employer.

 2.03 "Adoption Agreement" means the separate agreement executed by each Employer adopting the Plan, in which the Employer's selection of options under the Plan are indicated.

 2.04        "Age" means the age of a person at his last birthday.

 2.05 "Beneficiary" means the person, trust, organization or estate designated to receive Plan benefits payable on or after the death of a Participant.

 2.06        "Compensation" means a Participant's Section 3401(a) wages,
             Section 6041/etc. compensation or Section 415 safe-harbor compensation (as defined below), whichever is elected by the Employer in Section 2.06 of the Adoption Agreement. For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income. Compensation shall include only that compensation which is actually paid to the Participant during the determination period. Except as provided elsewhere in the Plan, the determination period shall be the period elected by the Employer in the Adoption Agreement.

             (1) Section 3401(a) wages. Wages as defined in Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

             (2) Section 6041/etc. compensation (Wages, Tips and Other Compensation Box on Form W-2). Compensation defined as wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

             (3) 415 safe-harbor compensation. Wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Regulations)), and excluding the following:

                       (a) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                       (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                       (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                       (d) Other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in
                              Section 403(b) of the Code (whether or not the contributions are actually excludible from the gross income of the Employee).

             Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer on behalf of a Participant pursuant to a salary reduction agreement and which is not includible in the gross income of the Participant under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code.

             In the case of an incorporated Employer which adopts a non-standardized plan with a non-integrated allocation formula, if the Plan is not a Top Heavy Plan, the Employer may specify in
             Section 2.06 of the Adoption Agreement that certain items of Compensation may be disregarded.

             Notwithstanding the above, if the Employer is incorporated, for the first year of Plan participation, Compensation paid prior to the date the Employee becomes a Participant shall be excluded if the Employer so specified in Section 2.06 of the Adoption Agreement.

             If so elected by the Employer, Compensation shall be limited to the dollar amount specified in Section 2.06 of the Adoption Agreement.

             For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $150,000. This limitation shall be adjusted for inflation by the Secretary in multiples of $10,000 by applying an inflation adjustment factor and rounding the result down to the next multiple of $10,000 (increases of less than $10,000 are disregarded). If a Plan determines Compensation over a period of time that contains fewer than 12 calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

             In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $150,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

             If Compensation for any prior determination period is taken into account in determining the Employee's contributions or benefits for the current determination period, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000. For years beginning on or after January 1, 1990, and before January 1, 1994, the applicable annual compensation limit is as follows: for 1990, $209,200; for 1991, $222,220; for 1992,
             $228,860; and for 1993, $235,840.

             For purposes of Articles VIII and IX, Compensation shall also include amounts attributable to services performed in the given Plan Year and paid within 2 1/2 months of the given Plan Year or that would have been paid within such timeframe but for their contribution as a Salary Savings Contribution within 12 months of the given Plan Year.

 2.07 "Earned Income" means net earnings from self-employment for services actually rendered to the trade or business for which this Plan is established, in which trade or business personal services of an Owner- Employee or a Self-Employed Individual are a material income-producing factor. Earned Income of such trade or business shall also include gains (other than gains from the sale of a capital asset, as defined in the Code) and net earnings derived from the sale or other disposition of, the transfer of any interest in, or the licensing of the use of, property (other than good will) by an individual whose personal efforts created such property. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings shall be reduced by contributions by the Employer to a qualified retirement plan to the extent deductible under Code Section 404.

             For taxable years beginning after December 31, 1989, net earnings shall be determined after the federal income tax deduction allowed to the Employer by Section 164(f) of the Code for self-employment taxes.

 2.08 "Employee" means any Self-Employed Individual and any common-law employee who is employed by the Employer maintaining the Plan or by any other employer required to be aggregated with such Employer under Sections 414(b), (c), (m) or (o) of the Code. The term "Employee" shall also include any leased employee deemed to be an employee of any employer described in the previous paragraph pursuant to Sections 414(n) or (o) of the Code.

             The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the recipient Employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

             A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section
             7.14 of the Plan, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

 2.09 "Employer" means the entity specified in Item 1 of the Adoption Agreement, any Participating Employer who completed and executed the Adoption Agreement, any successor employer which shall maintain this Plan and, in the case of a Non-Standardized Plan, any Predecessor Employer specified in Item 16 of the Adoption Agreement. Participating Employers shall be listed in Item 4 of the Adoption Agreement.

 2.10 "Family Member" means, with respect to any Employee or former Employee, such Employee's or former Employee's spouse and lineal ascendants and descendants, and the spouses of lineal ascendants and descendants.

 2.11 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and the Plan Administrator.

 2.12 "Five Percent Owner" means, in the case of a corporation, any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer. In the case of an Employer that is not a corporation, "Five Percent Owner" means any person who owns or under applicable regulations is considered as owning more than five percent of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers.

 2.13 "Former Participant" means a person who has been an active Participant but who has ceased to actively participate in the plan for any reason.

 2.14 "401(a) Employer Contribution" means a profit sharing or money purchase pension contribution made by the Employer to the Trust pursuant to Section 4.01 of the Plan and Adoption Agreement (Section 4.01(1) of the Adoption Agreement in the case of a


             401(k) Plan). 401(a) Employer contributions are subject to the 401(a) Employer Contribution vesting schedule elected by the Employer in Section 13.01(1) of the Adoption Agreement.

 2.15 "401(a) Employer Match Contribution" means, in the case of a 401(k) plan, a match contribution made by the Employer to the Trust pursuant to Section 4.01 of the Plan and Section 4.01(3) of the Adoption Agreement. 401(a) Employer Match Contributions are subject to the Match Contribution vesting schedule elected by the Employer in Section 13.01(1) of the Adoption Agreement.

 2.16 "401(k) Employer Contribution" means a 401(k) Plan contribution made by the Employer to the Trust pursuant to Sections 4.01 and
             4.03 of the Plan and Section 4.01(2) of the Adoption Agreement. 401(k) Employer Contributions shall be 100% vested and nonforfeitable at all times.

 2.17 "401(k) Employer Match Contribution" means a match contribution made to the Trust pursuant to Section 4.01 of the Plan and Section 4.01(3) of the Adoption Agreement. 401(k) Employer Match Contributions shall be 100% vested and nonforfeitable at all times.

 2.18 "Highly Compensated Employee" means and includes highly compensated active Employees and highly compensated former Employees.

             A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year:

             (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code);

             (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or

             (iii) was an officer of the Employer and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

             The term Highly Compensated Employee also includes:

             (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and

             (ii) Employees who are Five Percent Owners at any time during the look-back year or determination year.

             If no officer has satisfied the Compensation requirement in (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

             For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

             A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

             If an Employee is, during a determination year or look-back year, a Family Member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member of the Five Percent Owner or top-ten highly compensated Employee shall be aggregated. In such case, the Family Member and

             Five Percent Owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and Five Percent Owner or top-ten highly compensated Employee.

             The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the Regulations thereunder. The "top-paid group" are the top 20% of Employees ranked on the basis of Compensation for the year in question. In determining the number of Employees in the top twenty percent, those Employees described in Code Section 414(q)(8) and 414(q)(11) shall be excluded.

             If elected by the Employer in Section 2.18 of the Adoption Agreement, the preceding Section will be modified by substituting $50,000 for $75,000 in (i) and by disregarding (ii). This simplified definition of Highly Compensated Employee will apply only to Employers that maintain significant business activities (and employ Employees) in at least two significantly separate geographic areas.

 2.19        "Hour of Service" means:

             (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed;

             (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

             (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These Hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

             In addition to the foregoing rules, Hours of Service will be credited for employment with other members of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414(b) of the Code), or a group of trades or businesses under common control (under Section 414(c) of the Internal Revenue Code), of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the Regulations thereunder.

             Hours of Service will also be credited for any individual considered an Employee for purposes of the Plan under Sections 414(n) or (o) of the Internal Revenue Code and the Regulations thereunder.

             Solely for purposes of determining whether a One Year Break in Service, as defined in Section 2.28, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such Hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

             Hours of Service shall be determined on the basis of the method selected in Section 2.19 of the Adoption Agreement.

 2.20 "Insurer" means any legal reserve life insurance or annuity company.

 2.21 "Internal Revenue Code" or "Code" means the Internal Revenue Code of 1986, as amended and any future Internal Revenue Code or similar Internal Revenue laws.

 2.22 "Investment Manager" means any Fiduciary (other than a Trustee or named fiduciary):

             (a) who has the power to manage, acquire, or dispose of any assets of the Plan;

             (b) who is (1) registered as an investment adviser under the Investment Advisers Act of 1940; (2) a bank, as defined in that Act; or (3) an insurance company qualified to perform services described in paragraph (a) under the laws of more than one state; and

             (c) who has acknowledged in writing that it is a Fiduciary with respect to the Plan.

 2.23 "Key Employee" means any Employee or former Employee (and the beneficiaries of any such Employee) who, at any time during the Plan Year or any of the preceding four Plan Years, is:

             (a) an officer of the Employer (as that term is defined within the meaning of the regulations under Section 416 of the Code) having an annual Compensation which exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code (or for Plan Years beginning prior to January 1, 1989, which exceeds 150% of the dollar limitation under Section 415(c)(1)(A) of the Code) in effect for the calendar year in which such Plan Year ends. If there are 500 or more Employees, in no event will more than 50 Employees be considered Key Employees by reason of being officers. If there are fewer than 500 Employees, in no event will more than the greater of 3 Employees or 10% of all Employees be considered Key Employees by reason of being officers. For purposes of the preceding sentence, in determining the number of Employees, Employees described in Code Section 414(q)(8) shall be disregarded.

                       In the case of one or more employers treated as a single employer under Sections 414(b), (c) or (m) of the Code, whether or not an individual is an officer shall be determined based upon his responsibilities with respect to the employer or employers for which he is directly employed, and not with respect to the controlled group of corporations, employers under common control or affiliated service group.

             (b) one of the ten Employees owning (or considered as owning within the meaning of Code Section 318) both more than a 1/2 percent ownership interest in value and the largest percentage ownership interests in value of any employers required to be aggregated under Code Sections 414(b),
                       (c) and (m). Only those Employees whose Compensation for the Plan Year exceeds the dollar limitation under Code Section 415(c)(1)(A) in effect for the calendar year in which such Plan Year ends shall be considered an owner under this Subsection (b). For purposes of this Subsection (b) if more than one Employee owns the same interest in the Employer, the Employee having the highest annual Compensation shall be treated as owning a larger interest.

             (c)       a "Five Percent Owner" of the Employer.

             (d) a "one percent owner" of the Employer having an annual Compensation for the Plan Year from the Employer of more than $150,000. In the case of a corporation, "one percent owner" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than one percent of the outstanding stock of the Employer or stock possessing more than one percent of the total combined voting power of all stock of the Employer. In the case of an Employer that is not a corporation, "one percent owner" means any person who owns (or under applicable regulations is considered as owning) more than one percent of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers. However, in determining whether an individual has Compensation of more than $150,000, Compensation from each employer required to be aggregated under Sections 414(b), (c) and
                       (m) of the Internal Revenue Code shall be taken into account.

             The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Internal Revenue Code and the Regulations thereunder. For purposes of determining whether a Participant is a Key Employee, the Participant's annual Compensation means Compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code.

 2.24 "Limitation Year" means a calendar year or any other twelve consecutive month period elected by the Employer. The Limitation Year shall be specified by the Employer in Section 2.24 of the Adoption Agreement. All qualified plans of the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

 2.25 "Non-Highly Compensated Employee" means any employee who is neither: (a) a Highly Compensated Employee nor (b) a Family Member of either: (1) a Five Percent Owner or (2) a Highly Compensated Employee who is also one of the ten most highly compensated Employees for the current Plan Year.

 2.26        "Non-Key Employee" means any Employee who is not a Key Employee.

 2.27 "Normal Retirement Age" means the age specified in Adoption Agreement Section 2.27 at which time a Participant shall become eligible to receive his normal retirement benefit. A Participant shall become fully vested in his Accrued Benefit upon attaining his Normal Retirement Age. In the event a mandatory retirement age is enforced by the Employer which is less than the Normal Retirement Age specified in the Adoption Agreement, such mandatory age shall be deemed to be the Normal Retirement Age.

 2.28        (a)       "One Year Break in Service" means, except for purposes
                       of determining plan entry under Article III
                       (Participation Requirements), any Plan Year or any corresponding twelve consecutive month period for periods prior to the commencement of the first twelve-month Plan Year during which the Employee has not completed more than 500 Hours of Service.

             (b) For purposes of determining plan entry under Article III, "One Year Break in Service" means a twelve consecutive month period, computed with reference to the date the Employee's employment commenced, during which the Employee does not complete more than 500 Hours of Service.

             Notwithstanding the above, an authorized leave of absence shall not cause a One Year Break in Service. An "authorized leave of absence" means a temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, due to illness, military service, or other reason.

 2.29 "Owner-Employee" means with respect to an unincorporated business, a sole proprietor who owns the entire interest in the Employer or a partner who owns more than 10% of either the capital interest or the profits interest in the Employer.

 2.30 "Participant" means any eligible Employee who participates in the Plan as provided in Article III and has not for any reason become ineligible to participate further in the Plan.

 2.31 "Plan" means the Employer's retirement plan as herein set forth, together with the Employer's Adoption Agreement.

 2.32 "Plan Anniversary" means the first day of each Plan Year that begins after the Plan Effective Date. The Plan Anniversary shall be specified in Item 17 or 18 of the Adoption Agreement.

 2.33 "Plan Year" means the twelve consecutive month period commencing on each Plan Anniversary, except that the first Plan Year shall be the period commencing on the Plan Effective Date and ending on the day preceding the first Plan Anniversary.

 2.34 "Policy" means any form of individual life insurance contract, including any supplementary agreements or riders in connection therewith, issued by the Insurer on the life of a Participant. Any life insurance death benefits referred to in the following paragraphs of this Section 2.34 pertain to amounts purchased with other than Voluntary After-Tax Contributions. A Policy may include a provision for waiver of premium or waiver of premiums and monthly income during disability.

             (a) If ordinary life insurance contracts are purchased for a Participant, the aggregate life insurance premium for a Participant shall be less than 50% of the aggregate Employer contributions made on behalf of such Participant plus allocations of any forfeitures credited to the account of such Participant. For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both non-decreasing death benefits and non-increasing premiums.

             (b) If term insurance, universal life policies or any other life insurance policies which are not ordinary life insurance contracts are used, the aggregate life insurance premium for a Participant shall not exceed 25% of the aggregate Employer contributions made on behalf of such Participant plus allocation of any forfeitures credited to the account of such Participant.

             (c) If a combination of ordinary life insurance and other life insurance policies is used, the sum of one-half of the ordinary life insurance premiums and all other life insurance premiums shall not exceed 25% of the aggregate Employer contributions made by the Employer on behalf of the Participant.

             The limitation on aggregate life insurance premium payments stated in this Section 2.34 shall not apply to any funds, from whatever source, which have accumulated in the Participant's Account for a period of two (2) or more years, and are applied toward the purchase of such life insurance. Provided, however, that in no event may Tax Deductible Voluntary Contributions be invested in Policies of life insurance.

             Subject to Section 12.08, Joint and Survivor Annuity Requirements, at the election of the Participant, the Policies on a Participant's life will be converted to cash or an annuity or distributed to the Participant upon commencement of benefits.

 2.35 "Profits" means, for any taxable year of the Employer, the net income or profits of the Employer for such year without any deduction for taxes, based upon its income or contributions to the Trust, and the accumulated net earnings or profits of the Employer, as the Employer shall determine upon the basis of its books of account in accordance with its regular accounting practices.

 2.36 "Qualified Joint and Survivor Annuity" means an immediate annuity for the life of the Participant, with a survivor annuity for the life of his spouse, if any, in an amount equal to 50% of the amount of the annuity payable during the joint lives of the Participant and his spouse, and which is the amount of benefit which can be purchased with the Participant's Accrued Benefit.

 2.37 "Rollover Contribution" means a contribution made to the Trust pursuant to Section 18.01 of the Plan.

 2.38 "Salary Savings Contribution" means a contribution made by the Employer to the Trust pursuant to Section 4.03 of the Plan and Adoption Agreement.

 2.39 "Self-Employed Individual" means a person who has Earned Income for the taxable year under the trade or business or partnership with respect to which this Plan was adopted; also, an individual who would have had Earned Income but for the fact that the trade or business had no Profits for the taxable year. A partner who owns 10% or less of the capital or profits interest in a partnership and all Owner-Employees are Self- Employed Individuals.

 2.40 "Service" means the entire period of an Employee's employment with the Employer. If the Employer has adopted a Non-Standardized Plan, Service with Predecessor Employers listed in Item 16 of the Adoption Agreement shall also be treated as Service with the Employer.

 2.41 "Super Top Heavy Plan" means for any Plan Year beginning after December 31, 1983 that any of the following conditions exists:

             (a) If the top heavy ratio (as defined in Article VI) for this Plan exceeds 90 percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

             (b) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds 90 percent.

             (c) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group exceeds 90 percent.

             See Article VI for requirements and additional definitions applicable to Super Top Heavy Plans.

 2.42 "Suspense Account" means the account established by the Trustee for maintaining contributions and forfeitures which have not yet been allocated to Participants.

 2.43 "Taxable Wage Base" means the maximum amount of earnings which may be considered wages for a year under Section 3121(a)(1) of the Code as in effect on the first day of the Plan Year.

 2.44 "Tax Deductible Voluntary Contribution" means a deductible employee contribution described in Code Section 72(o)(5). Such contributions will be 100% vested and nonforfeitable at all times. No such contributions will be accepted for tax years beginning after 1986.

 2.45 "Top Heavy Plan" means for any Plan Year beginning after December 31, 1983 that any of the following conditions exists:

             (a) If the top heavy ratio (as defined in Article VI) for this Plan exceeds 60 percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

             (b) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds 60 percent.

             (c) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group exceeds 60 percent.

             See Article VI for requirements and additional definitions applicable to Top Heavy Plans.

 2.46 "Top Heavy Plan Year" means that, for a particular Plan Year commencing after December 31, 1983, the Plan is a Top Heavy Plan.

 2.47 "Total and Permanent Disability" means the inability of a Participant to engage in any substantial gainful activity by reason of a physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

             In determining the nature, extent and duration of any Participant's disability, the Plan Administrator may select a physician to examine the Participant. The final determination of the nature, extent and duration of such disability shall be made solely by the Plan Administrator upon the basis of such evidence as he deems necessary and acting in accordance with uniform principles consistently applied.

 2.48 "Trust" means the Plan and Trust set forth herein, as adopted by the Employer. The Trust of the Employer shall be separate and apart from the Trust of any other employer which adopts this Plan.

 2.49 "Trustee" means Bank One or such other individual(s), bank or trust company which has agreed to be the Trustee of the Employer's Plan. The Trustee shall be specified in Item 9 of the Adoption Agreement.

 2.50 "Trust Fund" means any and all property held by the Trustee pursuant to the Plan and Trust.

 2.51 "Valuation Date" means the last day of the Plan Year or, if more frequently, such other date or dates as may be directed by the Employer.

 2.52 "Voluntary After-Tax Contribution" means an after-tax contribution made by a Participant to the Trust. Such contributions are subject to Section 4.04 of the Plan.

 2.53 "Year of Service" means, except for any periods otherwise disregarded in the Adoption Agreement, any Plan Year or any corresponding twelve consecutive month period for periods prior to the commencement of the first twelve consecutive month Plan Year during which the Employee completes at least 1,000 Hours of Service; provided, however, that for purposes of determining eligibility for participation under Article III, Year of Service shall mean any twelve consecutive month period during which he completes 1,000 Hours of Service computed from the date an Employee first performs an Hour of Service, or any anniversary thereof (or again performs an Hour of Service upon re-employment following a termination resulting in a One Year Break in Service).

                                  ARTICLE III

                           PARTICIPATION REQUIREMENTS

 3.01        ACTION BY EMPLOYER - An Employer may adopt this Plan and Trust by:

             (a) executing the Adoption Agreement and such other forms as the Trustee may require,

             (b) designating the Trustee to act as Trustee under the Plan and Trust, and

             (c) having the designated Trustee execute this Trust and accept the Employer's participation by signing the Adoption Agreement as completed by the Employer.

 3.02        (a)       EMPLOYEE PARTICIPATION - Profit Sharing Plan, Money
                       Purchase Pension Plan, 401(k) Plan - Those Employees eligible to become Participants shall be specified in
                       Section 3.02(1) of the Adoption Agreement.

                       If the Employer is maintaining a Profit Sharing or Money Purchase Pension Plan or if the Employer is maintaining a 401(k) Plan and the Employer specifies in Section 4.01 of the Adoption Agreement that the Employer will make 401(a) Employer Contributions or 401(k) Employer Contributions to the Trust, each eligible Employee who complies with the requirements set forth in this Plan and Trust shall become a Participant on the entry date specified in Section 3.02(2) of the Adoption Agreement if he is employed on such date.

             (b) EMPLOYEE PARTICIPATION - Salary Savings Plan - If specified by the Employer in Section 4.03 of the Adoption Agreement, on or after an eligible Employee's Salary Savings Plan entry date the Employee may direct the Employer to reduce his Compensation or Earned Income in order that the Employer may make Salary Savings Contributions to the Trust on the Employee's behalf.
                       Any such Employee shall become a Participant in the Salary Savings Plan on the date his compensation reduction agreement becomes effective. Any such direction shall be made by filing an appropriate form with the Plan Administrator. The Compensation or Earned Income of any eligible Employee electing salary savings shall be reduced by the percentage or dollar amount requested by the Employee (which percentage or dollar amount may not be less than any minimum or more than any maximum specified by the Employer in Section 4.03 of the Adoption Agreement); provided, however, that the Plan Administrator may reduce the Employee's Compensation by a smaller percentage or dollar amount or refuse to enter into or comply with a salary savings agreement with the Employee if the requirements of the Code Section 401(k) would otherwise be violated or if the Participant has previously discontinued a salary savings agreement. No Participant shall be permitted to have Salary Savings Contributions made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year in excess of the dollar limitation under Code Section 402(g) in effect at the beginning of such taxable year. Any salary savings agreement shall become effective on the first day of the first payroll period which begins at least 15 days after an appropriate form is received by the Plan Administrator or such earlier date as may be agreeable to the Plan Administrator. The reduction in Compensation will remain in effect until terminated in accordance with the rules set forth in the Plan and Trust.

                       A Participant may elect at any time to discontinue his salary savings agreement with the Employer, and may change his salary savings agreement subject to any limitation specified by the Employer in Section 4.03 of the Adoption Agreement. Any such change or discontinuance shall become effective on the first day of the first payroll period which begins at least 15 days after a written notice thereof is received by the Plan Administrator.

             (c) REELIGIBILITY OF FORMER EMPLOYEES - Notwithstanding the rules set forth in Section 3.02(a), in the case of a Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Plan to which the Employer is making 401(a) Employer Contributions or 401(k) Employer Contributions, a former Employee who had previously met the Age and Service requirements specified in Section 3.02 of the Adoption Agreement or a Former Participant, either of whom again becomes eligible to participate in the Plan, will become a Participant on the date of his recommencement of Service, unless his prior Service is disregarded under the rules set forth in Sections 3.02(3)(a) or 3.02(3)(b) of the Adoption Agreement, if designated as applicable by the Employer. Any other former Employee or Participant who again becomes eligible will become a Participant on the entry date determined under the rules set forth in Section 3.02(a).

                       Notwithstanding the rules set forth in Section 3.02(b) of the Plan, a former Employee who had previously met the Age and Service requirements specified in Section
                       3.02 of the Adoption Agreement or a Former Participant, either of whom again becomes eligible to participate in the Plan, will again be eligible to enter into a compensation reduction agreement with the Employer on the date of his recommencement of Service, unless his prior Service is disregarded under the rules set forth in Sections 3.02(3)(a) or 3.02(3)(b) of the Adoption Agreement, if designated as applicable by the Employer. Any other former Employee or Participant who again becomes eligible may enter into a compensation reduction agreement with the Employer on or after his entry date, as determined under the rules set forth in Section 3.02(a).

             (d) INELIGIBILITY, PARTICIPATION IN OTHER PLANS - In the event that the Employer specifies in the Adoption Agreement that Employees eligible for other qualified pension or profit sharing plans to which the Employer contributes are not eligible to participate in this Plan, a Participant for whom a contribution is subsequently made under such other qualified pension or profit sharing plan shall no longer participate under this Plan; and in the event of such subsequent contribution the further rights of such Participant shall be determined in accordance with Section 3.04.

 3.03 CHANGE IN EMPLOYEE STATUS - The Plan Administrator shall notify the Trustee in the event a Participant's status with respect to the Plan shall change, and shall furnish the Trustee with such additional information relative to the Plan as the Trustee may from time to time request.

 3.04 CLASSIFICATION CHANGES - In the event of a change in job classification or in the event Section 3.02(d) becomes applicable to a Participant, such that an Employee, although still in the employment of the Employer, no longer is an eligible Employee, all contributions and forfeitures to be allocated on his behalf shall cease and any amount credited to the Employee's Accounts on the date the Employee shall become ineligible shall continue to vest, become payable or be forfeited, as the case may be, in the same manner and to the same extent as if the Employee had remained a Participant.

             In the case of a Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Plan under which an Employer is to make 401(a) or 401(k) Employer Contributions or Match Contributions, if a Participant becomes ineligible to share in future Employer contributions and forfeitures because he is no longer a member of an eligible class of Employees, but has not incurred a One Year Break in Service (as defined in Section 2.28(a)), such Employee shall again be eligible to share in Employer contributions and forfeitures immediately upon his return to an eligible class of Employees. If such Participant incurs such a One Year Break in Service, his eligibility to again participate shall be determined pursuant to
             Section 3.02(c).

             In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum Age and Service requirements and would have previously become a Participant had he been in the eligible class.

 3.05 LEAVE OF ABSENCE - The Accounts of a Participant who is on an authorized leave of absence (as described in Section 2.28) shall share in the allocation of Employer contributions, including (if applicable), 401(k) Employer and Match Contributions and forfeitures to the extent that the Participant receives Compensation from the Employer, if such Participant otherwise satisfies the requirements of Section 4.01 of the Adoption Agreement, and such Accounts shall continue to share in allocation of Trust Fund income or losses under the provisions of Article V.

 3.06 ADDITIONAL RULES FOR PLANS COVERING OWNER-EMPLOYEES - If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and (d) for the employees of this and all other trades or businesses.

             If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Code Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

             If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

             For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

             (1) own the entire interest in an unincorporated trade or business, or

             (2) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

             For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

 3.07 OMISSION OF ELIGIBLE EMPLOYEE - If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible, in whole or in part, by the Employer in any taxable year under applicable provisions of the Code.

 3.08 INCLUSION OF INELIGIBLE EMPLOYEE - If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made and allocated, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made.


                                   ARTICLE IV

                               PLAN CONTRIBUTIONS

 4.01 EMPLOYER CONTRIBUTIONS - The Employer shall make Profit Sharing, Money Purchase Pension or, in the case of a 401(k) Plan, 401(a) Employer, 401(k) Employer and Employer Match contributions to the Trust for each Plan Year to the extent and in the manner specified in Section 4.01 of the Adoption Agreement.

             In addition to Employer Contributions authorized by Section 4.01 of the Adoption Agreement, the Employer shall also be authorized (but shall not be required) to reimburse the Trust Fund for all expenses and fees incurred in the administration of the Plan or Trust and paid out of the assets of the Trust Fund. Such expenses shall include, but shall not be limited to, fees for professional services (including Trustee fees), printing, postage, and brokerage or other commissions.

             The Employer may contribute Employer Contributions for each Plan Year to the Trustee on any date or dates which the Employer may select, subject to the consent of the Trustee; provided that, to then be deductible, the total contributions for each Plan Year shall be paid within the time prescribed by law for the deduction of such contributions for purposes of the Employer's Federal Income Tax for such year.

 4.02        MINIMUM EMPLOYER CONTRIBUTIONS FOR TOP HEAVY PLANS

             (a) Minimum Allocation for Non-Key Employees - Notwithstanding anything in the Plan to the contrary except (b) through (f) below, for any Top Heavy Plan Year, the sum of the Employer's contributions and forfeitures allocated to the Accounts of each Non-Key

                       Employee Participant shall be equal to at least three percent of such Non-Key Employee's Compensation. However, should the sum of the Employer's contributions and forfeitures allocated to the Accounts of each Key Employee for such Top Heavy Plan Year be less than three percent of each Key Employee's Compensation and the Employer has no defined benefit plan which designates this Plan to satisfy Section 401(a)(4) or 410 of the Code, the sum of the Employer's contributions and forfeitures allocated to the Accounts of each Non-Key Employee shall be equal to the largest percentage allocated to the Accounts of a Key Employee.

                       The minimum contribution provided for in this Section shall be determined without regard to any Social Security contribution, without regard to Salary Savings Contributions and without regard to 401(k) or 401(a) Employer Match Contributions to the extent such match contributions are necessary to satisfy Sections 8.02 or
                       9.02.  For purposes of computing the minimum
                       contribution provided for in this Section, Compensation shall mean Section 3401(a) wages, Section 6041/etc. compensation or Section 415 safe-harbor compensation (as such terms are defined in Section 2.06), whichever is elected by the Employer in Section 2.06 of the Adoption Agreement or, in the case of a Self-Employed Individual, Earned Income.

             (b) Extra Minimum Allocation Permitted for Top Heavy Plans other than Super Top Heavy Plans - If a Key Employee is a Participant in both a defined contribution plan and a defined benefit plan that are both part of a required or permissive aggregation group of Top Heavy Plans (but neither of such plans is a Super Top Heavy Plan), the defined contribution and the defined benefit fractions described in Article VII shall remain unchanged, provided each Non-Key Employee who is a Participant receives an extra allocation (in addition to the minimum allocation set forth above) equal to not less than one percent of such Non-Key Employees' Compensation.

             (c) For purposes of the minimum allocations set forth above, the percentage allocated to the Accounts of any Key Employee shall be equal to the ratio of the sum of the Employer's contribution and forfeitures allocated on behalf of such Key Employee divided by the first $150,000 of Compensation (as defined for purposes of Article VII).

             (d) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Accounts of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including (1) Non-Key Employee Participants who have failed to complete a Year of Service; (2) Non-Key Employees otherwise eligible to participate in the Plan who declined to make any mandatory employee contributions or Salary Savings Contributions to the Plan; and (3) Non-Key Employees whose Compensation is less than a stated amount.

             (e) Notwithstanding anything herein to the contrary, in any Plan Year in which a Non-Key Employee is a Participant in both this Plan and a defined benefit pension plan included in a Required or Permissive Aggregation Group of Top Heavy Plans, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate minimum defined contribution plan allocation described in this Section. Therefore, if the Employer maintains such a defined benefit and defined contribution plan, the top-heavy minimum benefits shall be provided as follows:

                       (i) If a Non-Key Employee is a participant in such defined benefit plan but is not a participant in this defined contribution plan, the minimum benefits provided for Non-Key Employees in the defined benefit plan shall be provided to the employee if the defined benefit plan is a Top Heavy or Super Top Heavy Plan and the minimum contributions described in this
                              Section 4.02 shall not be provided.

                       (ii) If a Non-Key Employee is a participant in such defined benefit plan and is also a participant in this defined contribution plan, the provisions of Subsections (a) and (b) above shall be applicable to each such Non-Key Employee meeting the requirements of Subsection (d) above, except that the minimum contribution shall be increased from 3% to 5% and the extra minimum contribution, if applicable, shall be increased from 1% to 2 1/2%. The minimum benefits for Non-Key Employee participants in Top Heavy or Super Top Heavy Plans provided in the defined benefit plan shall not be applicable to any such Non- Key Employee who receives the full maximum contribution described in the preceding sentence.

                       Notwithstanding anything herein to the contrary, no minimum contribution will be required under this Plan (or the minimum contribution under this Plan will be reduced, as the case may be) for any Plan Year if the Employer maintains another qualified defined contribution plan and the Employer has specified in
                       Section 4.02 of the Adoption Agreement that the minimum allocation requirement applicable to Top Heavy or Super Top Heavy Plans will be met in the other plan.

             (f) The minimum allocation required under this Section 4.02 (to the extent required to be nonforfeitable under Code
                       Section 416(b)) may not be forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D)).

 4.03 SALARY SAVINGS CONTRIBUTIONS - The Employer shall make Salary Savings Contributions to the Trust for each Plan Year to the extent and in the manner specified in Article III and in Section
             4.03 of the Adoption Agreement.

             The Employer shall pay its Salary Savings Contributions to the Trustee within 30 days of the date such contributions would have been payable to the Employee in the absence of the Salary Savings Agreement.

 4.04 VOLUNTARY AFTER-TAX CONTRIBUTIONS - If the Employer has adopted a 401(k) Plan, if and to the extent permitted by Section 4.04 of the Adoption Agreement, a Participant may make Voluntary After-Tax Contributions to the Trust. For Plan Years beginning after 1986, such contributions must satisfy Article IX.

             If the Employer's Plan is not a 401(k) Plan, the Plan will not accept Voluntary After-Tax Contributions for Plan Years beginning after the Plan Year in which this amended and restated Plan is adopted by the Employer. Voluntary After-Tax Contributions for Plan Years beginning after December 31, 1986 will be limited so as to meet the nondiscrimination test of Code Section 401(m).

             A Participant shall have the right at any time to request a withdrawal in cash of the portion of his Accrued Benefit attributable to his Voluntary After-Tax Contributions. If necessary to comply with the requirements of Section 12.08, the Plan Administrator shall require the consent of the Participant's spouse before making any withdrawal. Any such consent shall satisfy the requirements of Section 12.08. Any such amount requested to be withdrawn shall be paid within 90 days following the date written request therefor is received by the Plan Administrator. In-service withdrawals shall be subject to any requirements, restrictions or limitations imposed under Section
             10.03. Values not so withdrawn, including any increments earned on withdrawn amounts prior to withdrawal, shall be distributed to the Participant or his Beneficiary at such time and in such manner as the Trust otherwise provides for Account distributions.

             No forfeitures will occur solely as a result of an Employee's withdrawal of Voluntary After-Tax Contributions.

             The portion of a Participant's Accrued Benefit attributable to Voluntary After-Tax Contributions shall be 100% vested and nonforfeitable at all times.

 4.05 TAX DEDUCTIBLE VOLUNTARY CONTRIBUTIONS - The Plan Administrator will not accept Tax Deductible Voluntary Contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate account which will be nonforfeitable at all times. The account will share in the gains and losses of the trust in the same manner as described in Section 5.04 of the Plan. No part of the Tax Deductible Voluntary Contribution Account will be used to purchase life insurance. Subject to Section 12.08, Joint and Survivor Annuity Requirements, the Participant may withdraw any part of his Tax Deductible Voluntary Contribution Account by making a written application to the Plan Administrator.

 4.06 PAYMENT OF CONTRIBUTIONS TO TRUSTEE - The Employer shall make payment of all contributions, including Participant contributions which shall be remitted to the Employer by payroll deduction or otherwise, directly to the Trustee in accordance with this Article IV but subject to Section 4.07.

 4.07 RECEIPT OF CONTRIBUTIONS BY TRUSTEE - The Trustee shall receive and hold under the Trust any contributions, in cash or other property acceptable to it, received from the Employer, any Participant or any trust qualified under Section 401 of the Code, pursuant to the terms of the Plan, other than cash it is instructed to remit to the Insurer for deposit with the Insurer. However, the Employer may pay contributions directly to the Insurer and such payment shall be deemed a contribution to the Trust to the same extent as if payment had been made to the Trustee. All such contributions shall be accompanied by written instructions from the Employer accounting for the manner in which they are to be credited and specifying the appropriate Participant Account to which they are to be allocated. All Employer contributions shall be credited by the Trustee to a Suspense Account until allocated to Participants as provided in the Trust.

             The Trustee shall be responsible for such sums as are actually received by it as Trustee hereunder. The Trustee shall have no duty or responsibility to ascertain whether any contributions should be made to it pursuant to the Plan, to bring any action to enforce any obligation to make any contribution under the Plan or to determine if the amount contributed is in accordance with the Plan or Code.

                                   ARTICLE V

                      PARTICIPANT ACCOUNTS, ALLOCATION OF
                     CONTRIBUTIONS AND VALUATION OF ASSETS

 5.01 PARTICIPANT ACCOUNTS - Separate accounts shall be maintained for the portion of a Participant's Accrued Benefit attributable to the following: (1) Salary Savings Contributions; (2) Profit Sharing, Money Purchase or, in the case of a 401(k) Plan, 401(a) Employer Contributions; (3) 401(k) Employer Contributions; (4) 401(k) Match Contributions; (5) 401(a) Match Contributions; (6) Voluntary After-Tax Contributions; (7) Tax Deductible Voluntary Contributions; and (8) Rollover Contributions. Each separate account shall be credited with the applicable contributions, earnings and losses, distributions, and other applicable adjustments.

 5.02 METHOD FOR ALLOCATION OF PROFIT SHARING CONTRIBUTIONS OR EMPLOYER CONTRIBUTIONS TO 401(k) PLANS - For each Plan Year, 401(k) Employer Contributions shall be allocated among eligible Participants in proportion to Compensation. Profit Sharing Contributions or, in the case of a 401(k) Plan, 401(a) Employer Contributions will be allocated as specified by the Employer in the Adoption

             Agreement among all eligible Participants for such Plan Year. Employer Match Contributions shall be allocated among eligible Participants as specified by the Employer in Section 4.01(3)(b) or
             (c) of the Adoption Agreement.

 5.03 APPLICATION OF FORFEITURES - For each Plan Year, amounts forfeited during such year pursuant to Article XIII (Benefits upon Termination of Service) shall be allocated or applied as specified in Section 5.03 of the Adoption Agreement. The Plan Administrator shall choose the type of Employer Contributions which provide the basis for allocating forfeitures or which are to be reduced by forfeitures, on a uniform and consistent basis.

             Forfeitures arising hereunder will be allocated only for the benefit of Employees of the Employer who adopted this Plan.

 5.04 ANNUAL VALUATION OF TRUST FUND - The Trustee, as of the last Valuation Date of each Plan Year and prior to the allocation of contributions or forfeitures, shall determine the net value of the Trust Fund assets (other than investments specifically allocated to Participant Accounts ("earmarked investments"), such as mutual fund shares, amounts allocated to Participant Accounts under any group annuity contract or any Policies purchased as investments for Participant Accounts) and the amount of net income or net loss allowable thereto and shall report such value to the Employer in writing. In determining such value the Trustee shall value assets at fair market value. The net value of the Trust Fund shall include any life insurance Policies held by the Trustee on the lives of Key Employees pursuant to Section 17.03. Key man life insurance policies shall be valued at their respective cash surrender values as of the Valuation Date. The resulting net income or loss of the Trust Fund shall then be debited or credited to each Participant's Accounts in the same ratio as each such Account bears to the aggregate of all such Accounts. After such crediting of the valuation to each Participant's Account, contributions and forfeitures shall be allocated to each such Account, as set forth in the Adoption Agreement.

             Earmarked investments allocated to Participant Accounts will be valued separately as of each Valuation Date at their fair market value and on each such Date earnings, expenses and gains and losses attributable to such investments will be debited or credited to the appropriate Participant Account.

 5.05 STATEMENT OF ACCOUNT - As soon as practicable after the end of each Plan Year, the Plan Administrator shall present to each Participant a statement of his Accounts showing the credit to his Accounts at the beginning of such Year, any changes during the Year, the credit to his Accounts at the end of the Year, and such other information as the Plan Administrator may determine. However, the statements of a Participant's Accounts shall not operate to vest in any Participant any right or interest to any assets of the Trust except as the Trust specifically provides.

                                   ARTICLE VI

                    PROVISIONS APPLICABLE TO TOP HEAVY PLANS

 6.01        TOP HEAVY PLAN REQUIREMENTS

             (a) For any Top Heavy Plan Year, the Plan shall provide the following:

                       (i) the minimum vesting requirements for Top Heavy Plans set forth in Section 13.01 of the Adoption Agreement; and

                       (ii) the minimum contribution requirements set forth in Section 4.02 of the Plan.

             (b) Once a Plan has become a Top Heavy Plan, if the Employer so specifies in Section 6.01(b) of the Adoption Agreement, the minimum contribution requirements for Top Heavy Plans set forth in Section 4.02 of the Plan shall be applicable in all subsequent Plan Years, regardless of whether such years are Top Heavy Plan Years.

             (c) Once a Plan has become a Top Heavy Plan, the vesting requirements described in Section 13.01(2) of the Adoption Agreement shall be applicable to all subsequent Plan Years, regardless of whether such years are Top Heavy Plan Years.

             If the Plan is or becomes a Top Heavy Plan in any Plan Year beginning after December 31, 1983, the provisions of this Article VI will supersede any conflicting provision in the Plan or Adoption Agreement.

             The top heavy minimum vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee and Salaried Savings contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became top heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as top heavy changes for any Plan Year. However, this Section does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become top heavy and such Employee's Account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section.

 6.02        DETERMINATION OF TOP HEAVY STATUS

             (a) This Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1983, if any of the following conditions exists:

                       (i) If the top heavy ratio for this Plan exceeds 60 percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

                       (ii) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds 60 percent.

                       (iii) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group exceeds 60 percent.

             (b) This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983 if any of the following conditions exists:

                       (i) If the top heavy ratio for this Plan exceeds 90 percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

                       (ii) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds 90 percent.

                       (iii) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group exceeds 90 percent.

             (c)       The Plan top heavy ratio shall be determined as follows:

                       (i) Defined Contribution Plans Only: If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan, as defined in Section 401(k) of the Code) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the required or permissive aggregation group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code and the Regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under
                              Section 416 of the Code and the Regulations thereunder.

                       (ii)   Defined Contribution and Defined Benefit Plans:
                              If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5- year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with
                              (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Employees, determined in accordance with
                              (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Employees as of the determination date(s), all determined in accordance with
                              Section 416 of the Code and the Regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

                       (iii) Determination of Values of Account Balances and Accrued Benefits: For purposes of (i) and (ii) above the value of Account balances and the present value of Accrued Benefits will be determined as of the most recent valuation date that falls within or ends with the 12- month period ending on the determination date, except as provided in Section 416 of the Code and the Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not had at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the top- heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with
                              Section 416 of the Code and the Regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                              The Accrued Benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer; or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

             (d) Permissive aggregation group: The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

             (e) Required aggregation group: (1) Each qualified plan of the Employer in which at least one Key Employee participates, and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Code Sections 401(a)(4) or 410.

             (f) Determination date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

             (g)       Valuation date:  The date elected by the Employer in
                       Section 6.02(g) of the Adoption Agreement as of which Account balances or accrued benefits are valued for purposes of calculating the top heavy ratio.

             (h) Present value: Present value shall be based only on the interest and mortality rates specified in Section 6.02(h) of the Adoption Agreement.


                                  ARTICLE VII

                         415 LIMITATIONS ON ALLOCATIONS

(See Section 7.13 - 7.23 for definitions applicable to this Article VII).

 7.01 If the Participant does not participate in, and has never participated in another qualified plan or a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, an individual medical account, as defined in Code Section 415(l)(2) maintained by the Employer, or a simplified employee pension, as defined in Section 408(k) of the Code, maintained by the Employer which provides an Annual Addition, the amount of Annual Additions which may be credited to the Participant's Accounts for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

 7.02 Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount on the basis of a reasonable estimation of the Participant's annual Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

 7.03 As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

 7.04 If, pursuant to Section 7.03, as the result of the allocation of forfeitures, or because a reasonable error is made in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of Section 415 of the Code, there is an Excess Amount, such excess shall not be deemed annual additions in that Limitation Year. In addition, such Excess Amount will not be taken into account for the

             ACP or ADP tests (described in Articles VIII and IX of the Plan) and will be disposed of as follows:

             (a) Any Voluntary After-Tax Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

             (b) Any Salary Savings Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

             (c) If, after the application of paragraphs (a) and (b) above, an Excess Amount still exists, the Excess Amount will be held unallocated in a Suspense Account. The Suspense Account will be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year and each succeeding Limitation Year if necessary.

                       If a Suspense Account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses.

                       If a Suspense Account is in existence at any time during a particular Limitation Year, all amounts in the Suspense Account must be allocated and reallocated to Participants' accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or Former Participants.

             (d) 401(a) and 401(k) Employer Match Contributions attributable to excess Annual Additions under the terms of this paragraph will be treated as forfeitures under the Plan.

Sections 7.05 through 7.10 apply if, in addition to this Plan, the Participant is covered under another qualified Master or Prototype defined contribution plan, a welfare benefit fund, maintained by the Employer, an individual medical account maintained by the Employer or a simplified employee pension maintained by the Employer that provides an Annual Addition, as defined in Section 7.13, during any Limitation Year.

 7.05 The Annual Additions which may be credited to a Participant's Accounts under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Accounts under this Plan for the Limitation Year.

 7.06 Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount in the manner described in Section 7.02.

 7.07 As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

 7.08 If, pursuant to Section 7.07 or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or an individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

 7.09 If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of,

             (a)       the total Excess Amount allocated as of such date, times

             (b) the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype defined contribution plans.

 7.10 Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 7.04.

             (This Section applies only to Employers who, in addition to this Plan, maintain one or more qualified defined contribution plans other than a Master or Prototype Plan.)

 7.11 If the Employer also maintains another qualified defined contribution plan which is not a Master or Prototype Plan, Annual Additions which may be credited to any Participant's Accounts under this Plan for any Limitation Year will be limited in accordance with Sections 7.05 through 7.10 as though the other plan were a Master or Prototype Plan unless the Employer provides other limitations in Article VII of the Adoption Agreement.

             (This Section applies to Employers who, in addition to this Plan, maintain or have maintained a defined benefit plan covering any Participant in this Plan.)

 7.12 If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Article VII of the Adoption Agreement.

(Section 7.13 - 7.23 are definitions used in this Article VII.)

 7.13 Annual Additions - The sum of the following amounts credited to a Participant's Accounts for the Limitation Year:

             (a)       Employer Contributions (including Salary Savings
                       Contributions);

             (b)       employee contributions;

             (c)       forfeitures;

             (d) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Internal Revenue Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Code Section 419A(d)(2), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, are treated as Annual Additions to a defined contribution plan; and

             (e)       allocations under a simplified employee pension.

             For this purpose, any Excess Amount applied under Sections 7.04 or
             7.10 in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

 7.14 Compensation - For purposes of this Article VII, Compensation means a Participant's Section 3401(a) wages, Section 6041/etc. compensation or Section 415 safe-harbor compensation (as such terms are defined in Section 2.06), whichever is elected by the Employer in Section 2.06 of the Adoption Agreement.

             For any Self-Employed Individual, Compensation means Earned Income.

             For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

 7.15 Defined Benefit Fraction - A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Section 415(b) and (d) of the Internal Revenue Code or 140 percent of the Highest Average Compensation, including any adjustments under Section 415(b) of the Code.

             Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after, May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of
             Section 415 for all Limitation Years beginning before January 1, 1987.

             Notwithstanding the foregoing, for any Top Heavy Plan Year, 100 percent shall be substituted for 125 percent unless the extra minimum allocation is made pursuant to Section 4.02 of the Plan. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, 100 percent shall be substituted for 125 percent in any event.

 7.16 Defined Contribution Dollar Limitation - $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in
             Section 415(b)(1) of the Code in effect for the Limitation Year.

 7.17 Defined Contribution Fraction - A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Participant's Compensation for such year.

             If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

             The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

             Notwithstanding the foregoing, for any Top Heavy Plan Year, 100 percent shall be substituted for 125 percent unless the extra minimum allocation is made pursuant to Section 4.02. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, 100 percent shall be substituted for 125 percent in any event.

 7.18 Employer - For purposes of this Article, Employer shall mean the Employer that adopts this Plan and all members of a controlled group of corporations (as defined in Code Section 414(b)) as modified by Code Section 415(h), all trades or businesses under common control (as defined in Code Section 414(c) as modified by Code Section 415(h)), or all members of an affiliated service group (as defined in Code Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

 7.19 Excess Amount - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

 7.20 Highest Average Compensation - The average Compensation for the three consecutive Years of Service with the Employer that produce the highest average. A Year of Service with the Employer is the 12-consecutive month period defined in Section 2.53 of the Plan.

 7.21 Master or Prototype Plan - A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

 7.22 Maximum Permissible Amount - The lesser of $30,000 (or, beginning January 1, 1988, such larger amount determined by the Commissioner for the Limitation Year). The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

             (a)       the Defined Contribution Dollar Limitation; or

             (b) 25 percent of the Participant's Compensation for the Limitation Year.

             The Compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(c)(1) or 419A(d)(2) of the Code.

             If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the maximum permissible amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 Number of months in the short Limitation Year

                                       12

 7.23 Projected Annual Benefit - The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

             (a) the Participant will continue employment until Normal Retirement Age under the Plan (or current Age, if later), and

             (b) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

                                  ARTICLE VIII

           401(k) SALARY SAVINGS CONTRIBUTION LIMITATIONS AND REFUNDS

 8.01 DEFINITIONS - For purposes of this Article, the following definitions shall apply:

             (a) "Actual Deferral Percentage" means the ratio (expressed as a percentage) of Salary Savings Contributions, made on behalf of an Eligible Participant, to that Participant's Compensation for the Plan Year (but INCLUDING compensation disregarded through an election of Section 2.06(d) of the Adoption Agreement (in the case of a Non-Standardized Plan) and EXCLUDING Compensation prior to the date of Plan participation if so specified in Section 2.06 of the Adoption Agreement). Two Actual Deferral Percentages shall be calculated and used, one including and the second excluding any Salary Savings Contributions that are included in the Contribution Percentage of the Participant as defined in
                       Section 9.01(b). The Plan Administrator may include 401(k) Employer Contributions and 401(k) Employer Match Contributions made for the Participant in the above described numerator, if such inclusion is made on a uniform nondiscriminatory basis for all Participants; however, 401(k) Employer Match Contributions that are included in the Actual Deferral Percentage of the Participant may not be included in the numerator of the Contribution Percentage of the Participant as defined in
                       Section 9.01(b). To be considered as contributed for a given Plan Year for purposes of inclusion in a given Actual Deferral Percentage, Contributions must be made by the end of the 12 month period immediately following that given Plan Year.

                       For purposes of determining the Actual Deferral Percentage of a Highly Compensated Employee who is either: (1) a Five Percent Owner; or (2) one of the ten most Highly Compensated Employees for the current Plan Year, the Salary Savings Contribution of any Family Member of the Participant shall be included in the numerator, the compensation of any such Family Member shall be included in the denominator, and the resulting fraction shall be considered as being for one Highly Compensated Employee. Additionally, the 401(k) Employer Contributions and 401(k) Employer Match Contributions made on behalf of each Family Member shall be included in the numerator, if such contributions are being included in the numerators for all Eligible Participants on a uniform nondiscriminatory basis.

                       Additionally, if one or more other plans allowing contributions under Code Section 401(k) are considered with this Plan as one for purposes of Code Section 401(a)(4) or 410(b), the Actual Deferral Percentages for all Eligible Participants under all such plans shall be determined as if this Plan and all such other plans were one; for Plan Years beginning after 1989, such plans must have the same Plan Year. If any Highly Compensated Employee is also an Eligible Participant in one or more other plans allowing contributions under Code Section 401(k), the Actual Deferral Percentage for that Employee shall be determined as if this Plan and all such other plans were one; if such plans have different Plan Years, the Plan Years ending with or within the same calendar year shall be used.

             (b)       "Aggregate Limit" means the sum of:

                       (i)    (A)    125 percent of the greater of the Average
                                     Actual Deferral Percentage (ADP) of the
                                     Non-Highly Compensated Employees for the
                                     Plan Year, or the Average Contribution
                                     Percentage (ACP) (as described in Article
                                     IX) of the Non-Highly Compensated
                                     Employees under the Plan subject to Code
                                     Section 401(m) for the Plan Year; and

                              (B) two plus the lesser of such ADP or ACP. In no event, however, shall this amount exceed 200 percent of the lesser of the relevant ADP or the relevant ACP.

                       (ii)   (A)    125 percent of the lesser of the ADP of
                                     the Non-Highly Compensated Employees for the Plan Year, or the ACP (as described in Article IX) of the Non-Highly Compensated
                                     Employees under the Plan subject to Code
                                     Section 401(m) for the Plan Year; and

                              (B) two plus the greater of such ADP or ACP. In no event, however, shall this amount exceed 200 percent of the greater of the relevant ADP or the relevant ACP.

             (c) "Average Actual Deferral Percentage" means the average (expressed as a percentage) of the Actual Deferral Percentages of a group.

             (d) "Eligible Participant" means a Participant eligible to have Salary Reduction Contributions made on his behalf.

             (e) "Excess 401(k) Contributions" means the excess of: (i) the numerator of the Actual Deferral Percentage of a Highly Compensated Employee over (ii) the maximum numerator permitted under Section 8.02, determined by reducing the numerators of Highly Compensated Employees in order of their Actual Deferral Percentages beginning with the highest of such percentages.

             (f) "Excess Deferrals" means: (1) the excess of Salary Reduction Contributions for any Participant over $7,000 or such other amount as is designated by the Secretary of the Treasury as the limit under Code Section 402(g); and (2) any amount identified in Section 8.06.

 8.02 AVERAGE ACTUAL DEFERRAL PERCENTAGE TESTS - The Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

             (a) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

             (b) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two
                       (2) percentage points.

             If one or more Highly Compensated Employees has an Actual Deferral Percentage and a Contribution Percentage under this or any other plan maintained by the Employer, both the Average Actual Deferral and Average Contribution Percentages for Highly Compensated Employees are greater than 125% of the Average Actual Deferral or Average Contribution Percentage for Non Highly Compensated Employees, respectively, and the sum of the Average Actual Deferral and Actual Contribution Percentages for Highly Compensated Employees exceeds the Aggregate Limit, then the Average Actual Deferral Percentage of the Highly Compensated Employees shall be reduced until the limit is not so exceeded, by reducing the numerators of Highly Compensated Employees in the order of their Actual Deferral Percentage beginning with the highest of such percentages. The amount by which any numerator is so reduced shall be treated as an Excess 401(k) Contribution.

 8.03 REFUND OF EXCESS 401(k) CONTRIBUTIONS - Notwithstanding any other provision of this Plan except Section 8.05, Excess 401(k) Contributions, plus any income and minus any loss allocable thereto that are attributable to Salary Savings Contributions and 401(k) Employer Contributions shall be distributed to the affected Participant. The income or loss allocable to Excess 401(k) Contributions shall be the income or loss allocable to the 401(k) Contributions for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess 401(k) Contributions for the Plan Year and the denominator of which is the sum of all Accounts of the contribution types to which Excess 401(k) Contributions have been attributed as of the beginning of the Plan Year and the sum of such contribution types made during the Plan Year, determined without regard to any income or loss occurring during such Plan Year. The Plan Administrator shall make every effort to make all required distributions and forfeitures within 2 1/2 months of the end of the affected Plan Year; however, in no event shall such distributions be made later than the end of the following Plan Year. Distributions and forfeitures made later than 2 1/2 months after the end of the affected Plan Year will be subject to tax under Code Section 4979.

             Excess 401(k) Contributions of Participants who are subject to the family member aggregation rules of Code Section 414(q)(6) shall be allocated among the family members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each family member that are combined to determine the combined Actual Deferral Percentage.

             All forfeitures arising under this Section shall be applied or allocated as specified in Section 5.03 of the Adoption Agreement and treated as arising in the Plan Year after that in which the Excess 401(k) Contributions were made; however, no forfeitures arising under this Section shall be allocated to the Account of any affected Highly Compensated Employee.

             For a period of four, 12-month periods beginning from the given Plan Year, or such other period as the Secretary of the Treasury may designate, the Employer shall maintain records showing what contributions and compensation were used to satisfy this Section and Section 8.02.

 8.04 ACCOUNTING FOR EXCESS 401(k) CONTRIBUTIONS - Amounts distributed under this Article shall be treated as being made from Salary Savings Contributions, 401(k) Employer Contributions and 401(k) Employer Match Contributions as determined on a uniform nondiscriminatory basis by the Plan Administrator.

 8.05 SPECIAL 401(k) EMPLOYER CONTRIBUTIONS - Notwithstanding any other provisions of this Plan except Section 8.09, in lieu of distributing Excess 401(k) Contributions as provided in Section 8.03, the Employer may make 401(k) Employer Contributions and/or 401(k) Employer Match Contributions on behalf of Non-Highly Compensated Employees that are sufficient to satisfy either of the Average Actual Deferral Percentage Tests; any such 401(k) Employer Contributions must be allocated among the Non-Highly Compensated Employees in the ratio in which each such Participant's Compensation for the Plan Year bears to the total Compensation for such Participants for the Plan Year (subject to any limitations in accordance with Section 8.01).

 8.06 MAXIMUM SALARY SAVINGS CONTRIBUTIONS - No Employee shall be permitted to have Salary Savings Contributions made under this Plan, or any other qualified plan of the Employer, during any calendar year in excess of $7,000 (or such other amount as is designated by the Secretary of the Treasury as the limit under Code Section 402(g)).

 8.07 PARTICIPANT CLAIMS - Participants under other plans described in Code Sections 401(k), 408(k) or 403(b) may submit a claim to the Plan Administrator specifying the amount of their Excess Deferral. Such claim shall: (1) be in writing; (2) be submitted no later than March 1 of the year after the Excess Deferral was made; and
             (3) state that such amount, when added to amounts deferred under other plans described in Code Sections 401(k), 408(k) or 403(b), exceeds $7,000 (or such other amount as the Secretary of the Treasury may designate).

 8.08 DISTRIBUTION OF EXCESS DEFERRALS - Notwithstanding any other provision of this Plan, Excess Deferrals and income allocable thereto shall be distributed to the affected Participant no later than the April 15 following the calendar year in which such Excess Deferrals were made. Income or loss allocable to Excess Deferrals shall be the income or loss allocable to Salary Savings Contributions for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Deferrals for the Plan Year and the denominator of which is the Participant's Salary Savings Contribution Account as of the beginning of the Plan Year and the sum of such contribution types made during the Plan Year, determined without regard to any income or loss occurring during such Plan Year. If a Participant does not notify the Plan of his or her Excess Deferrals, the Participant shall be "deemed" to have made Excess Deferrals based on deferrals allocated under the Plan and to other plans of the same Employer and the Employer shall notify the Plan of such Excess Deferrals.

 8.09 OPERATION IN ACCORDANCE WITH REGULATIONS - The determination and treatment of Actual Deferral Percentages and Excess 401(k) Contributions, and the operation of the Average Actual Deferral Percentage Test shall be in accordance with such additional requirements as may be prescribed by the Secretary of the Treasury.

                                   ARTICLE IX

           EMPLOYEE CONTRIBUTIONS AND EMPLOYER MATCH CONTRIBUTIONS -
                      LIMITATIONS, REFUNDS AND FORFEITURES

 9.01 DEFINITIONS - For purposes of this Article, the following Definitions shall be used:

             (a) "Average Contribution Percentage" means the average (expressed as a percentage) of the Contribution Percentages of a group.

             (b) "Contribution Percentage" means the ratio (expressed as a percentage) of: the Salary Savings, Voluntary After-Tax, 401(k) Employer Match and Regular 401(a) Employer Match Contributions made on behalf of the Participant to the Participant's Compensation for the Plan Year (but INCLUDING Compensation disregarded through an election of Section 2.06(e) of the Adoption Agreement (in the case of a Non-Standardized Plan) and EXCLUDING Compensation prior to the date of Plan participation if so specified in Section 2.06 of the Adoption Agreement). The Plan Administrator may include 401(k) Employer Contributions for the Participant in the above described numerator, if such inclusion is made on a uniform nondiscriminatory basis for all Participants. To be considered as contributed for a given Plan Year for purposes of inclusion in a given Contribution Percentage, Contributions must be made by the end of the twelve-month period immediately following that given Plan Year. The Plan Administrator may not include 401(k) Employer Match Contributions in the numerator to the extent such Contributions are included in the numerator of the Actual Deferral Percentage of the Participant, as defined in Section 8.01(a), and may not include Salary Savings Contributions unless Section 8.02 can be satisfied by both including and excluding such Salary Savings Contributions.

                       For purposes of determining the Contribution Percentage of a Highly Compensated Employee who is either: (i) a Five Percent Owner; or (2) one of the ten most Highly Compensated Employees for the current Plan Year, the Salary Savings Contributions of any Family Member of the Participant and the 401(k) and Regular Employer Match Contributions made on behalf of such Family Member shall be included in the numerator, and the Compensation of any such Family Member shall be included in the denominator. Additionally, the 401(k) Employer Contributions and Salary Savings Contributions made for such Family Member shall be included in the numerator, if such contributions are being included in the numerators of all Eligible Participants on a uniform basis.

                       Additionally, if one or more other plans allowing contributions under Code Section 401(k), after tax employee contributions or employer matching contributions are considered with this Plan as one for purposes of Code Section 401(a)(4) or 410(b), the Contribution Percentages for all Eligible Participants under all such plans shall be determined as if this Plan and all such other plans were one; for Plan Years beginning after 1989, such Plans must have the same Plan Year.

                       If any Highly Compensated Employee is also an Eligible Participant in one or more other plans allowing contributions under Code Section 401(k), after-tax employee contributions or employer matching contributions, the Contribution Percentage for that Employee shall be determined as if this Plan and all such other plans were one; if such plans have different Plan Years, the Plan Years ending with or within the same calendar year shall be used.

                       Any 401(k) or 401(a) Employer Match Contribution matching an Excess 401(k) Contribution shall be treated as a forfeiture.

             (c) "Eligible Participant" means a Participant eligible to have Salary Savings, Voluntary After-Tax or 401(k) or Regular 401(a) Employer Matching Contributions made on his or her behalf.

             (d) "Excess 401(m) Contributions" means the excess of: (1) the numerator of the Contribution Percentage of a Highly Compensated Employee; over (2) the maximum numerator permitted under Section 9.02 determined by reducing the numerators of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such Percentages.

 9.02 AVERAGE CONTRIBUTION TESTS - The Average Contribution Percentage for Highly Compensated Employees for each Plan Year and the Average Contribution Percentage for Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

             (a) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

             (b) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

 9.03 REFUND AND FORFEITURE OF EXCESS 401(m) CONTRIBUTIONS - Notwithstanding any other provision of this Plan except Sections
             9.05 and 9.06, Excess 401(m) Contributions and income allocable thereto treated as Salary Savings, Voluntary After-Tax, 401(k) Employer Match or 401(k) Employer Contributions shall be distributed to the affected Highly Compensated Employee. Excess 401(m) Contributions and income allocable thereto treated as 401(a) Employer Match Contributions shall be forfeited or distributed in accordance with Section 13.01(b). Income or loss allocable to Excess 401(m) Contributions shall be income or loss allocable to the aforementioned accounts for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess 401(m) Contributions for the Plan Year and the denominator of which is the sum of all Accounts of the contribution types to which Excess 401(m) Contributions have been attributed as of the beginning of the Plan Year and the sum of such contribution types made during the Plan Year, determined without regard to any income or loss occurring during such Plan Year. The Plan Administrator shall make every effort to refund and forfeit all Excess 401(m) Contributions within 2 1/2 months of the end of the affected Plan Year; however, in no event shall Excess 401(m) Contributions be refunded or forfeited later than the end of the following Plan Year. Excess 401(m) Contributions of Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code shall be allocated among the family members in proportion to the Employee and Employer Match Contributions (or amounts treated as Employer Match Contributions) of each family member that is combined to determine the combined Actual Contribution Percentage. If such Excess 401(m) Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess 401(m) Contributions shall be treated as Annual Additions under the Plan.

             All forfeitures arising under this Section shall be applied or allocated as specified in Section 5.03 of the Adoption Agreement and treated as arising in the Plan Year after that in which the Excess 401(m) Contributions were made; however, no forfeitures arising under this Section shall be allocated to the Account of any affected Highly Compensated Employee.

             For a period of four, 12-month periods beginning from the given Plan Year, or such other period as the Secretary of the Treasury may designate, the Employer shall maintain records showing what contributions and compensation were used to satisfy this Section and Section 8.02.

 9.04 ACCOUNTING FOR EXCESS 401(m) CONTRIBUTIONS - Amounts distributed and forfeited under this Article shall be treated as being made from 401(k) and 401(a) Employer Match Contributions and 401(k) Employer Contributions as determined on a uniform nondiscriminatory basis by the Plan Administrator.

 9.05 SPECIAL 401(k) EMPLOYER CONTRIBUTIONS - Notwithstanding any other provisions of this Plan except Section 9.08, in lieu of refunding or forfeiting Excess 401(m) Contributions as provided in Section 9.03, the Employer may make 401(k) Employer Contributions, allocated among Non-Highly Compensated Employees in the ratio in which each such Participant's Compensation for the Plan Year bears to the total Compensation for such Participants for the Plan Year (subject to any limitations in accordance with Section 9.01).

 9.06 SPECIAL EMPLOYER MATCH CONTRIBUTIONS - Notwithstanding any other provision of this Plan except Section 9.08, in lieu of refunding or forfeiting Excess 401(m) Contributions as provided in Section 9.03, the Employer may make 401(k) or 401(a) Employer Match Contributions on behalf of Non-Highly Compensated Employees that are sufficient to satisfy either of the Average Contribution Tests.

 9.07 ORDER OF DETERMINATIONS - The determination of Excess 401(m) Contributions shall be made after first determining Excess Deferrals, and then determining Excess 401(k) Contributions.

 9.08 OPERATION IN ACCORDANCE WITH REGULATIONS - The determination and treatment of Contribution Percentages and Excess 401(m) Contributions, and the operation of the Average Contribution Percentage Test shall be in accordance with such additional requirements as may be prescribed by the Secretary of the Treasury.

                                   ARTICLE X

                             IN-SERVICE WITHDRAWALS

10.01 WITHDRAWALS OF TAX DEDUCTIBLE VOLUNTARY CONTRIBUTIONS, AFTER-TAX CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS - A Participant shall have the right at any time to request the Plan Administrator for a withdrawal in cash of amounts in his Tax Deductible Voluntary Contribution Account or Voluntary After-Tax Contribution Account. Withdrawals of Voluntary After-Tax Contributions will be subject to Section 4.04.

             In the case of a Profit Sharing or 401(k) Plan, if elected by the Employer in Section 10.01 of the Adoption Agreement, a Participant shall also have the right at any time (or at any time after he attains Age 59 1/2, if so specified by the Employer in the Adoption Agreement) to request the Plan Administrator for a withdrawal in cash of amounts in his Rollover Account, subject to
             Section 18.01.

10.02 WITHDRAWALS AFTER AGE 59 1/2; WITHDRAWALS FROM 401(k) ACCOUNTS - In the case of a Profit Sharing or 401(k) Plan, if and to the extent permitted by the Employer in Section 10.02 of the Adoption Agreement, a Participant may request a withdrawal of all or a portion of his vested Accrued Benefit for any reason at any time after he attains Age 59 1/2. In the case of a 401(k) Account, a Participant shall have the right at any time to request the Plan Administrator for a withdrawal in cash of Salary Savings Contributions (and earnings thereon accrued as of December 31, 1988) for "financial hardship". The Retirement Plan Committee shall determine whether an event constitutes a financial hardship. Such determination shall be based upon non-discriminatory rules and procedures adopted by the Committee, which shall be conclusive and binding upon all persons. Such procedures shall specify the requirements for requesting and receiving distributions on account of hardship, including what forms must be submitted and to whom. Hardship distributions are subject to the spousal consent requirements contained in Sections 401(a)(11) and 417 of the Code.

             The processing of applications and any distributions of amounts under this Section shall be made as soon as administratively feasible. The amount of a distribution based upon "financial hardship," cannot exceed the amount required to meet the immediate financial need created by the hardship (and not reasonably available from other resources of the Participant), plus any amounts estimated to be necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution.

             In order to qualify as a hardship distribution, a distribution must be made on account of an immediate and heavy financial need and must be necessary to satisfy that need. A distribution will be deemed to be on account of an immediate and heavy financial need if made to satisfy the following expenditures:

             (a) Medical expenses (as described in Code Section 213(d)) previously incurred by the Employee or his or her spouse and dependents (as defined in Code Section 152) or necessary for such persons to obtain medical care (as described in Code Section 213(d));

             (b) Purchase of a principal residence for the Employee (excluding mortgage payments);

             (c) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Employee, his or her spouse, children or dependents;

             (d) Expenditures to avoid eviction from or foreclosure on the Employee's principal residence.

             A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

             (i) The Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

             (ii) All Plans maintained by the Employer provide that the Employee's elective deferrals (and Employee Contributions) will be suspended for twelve months after the receipt of the hardship distribution; and

             (iii) All Plans maintained by the Employer provide that the Employee may not make elective deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such Employee's elective deferrals for the taxable year of the hardship distribution.

10.03 RULES FOR IN-SERVICE WITHDRAWALS - The Plan Administrator may impose a dollar minimum for partial withdrawals. If the amount in the Participant's appropriate Account is less than the minimum, the Plan Administrator shall pay the Participant the entire vested amount then in the Participant's Account from which the withdrawal is to be made if a withdrawal of the entire amount is otherwise permissible under the rules set forth in this Article. If the entire amount cannot be paid under such rules, whatever amount is permissible shall be paid.

             Any amount to be withdrawn shall be paid within 90 days following the date written request therefor is received by the Plan Administrator. All requests must be consented to by the Participant's spouse in a Qualified Election as described in
             Section 12.08(c)(iii), unless the withdrawal is from the Participant's Tax Deductible Voluntary Contribution Account or an account to which Section 12.08(e) applies. Notwithstanding the foregoing, any request for a withdrawal of amounts allocated to a group annuity contract shall be subject to any time limits, restrictions or penalties that may be provided in the contract.

             If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100 percent of the Account balance derived from Employer contributions and the Participant may increase the nonforfeitable percentage in the Account:

             (a) A separate account will be established for the Participant's interest in the Plan as of the time of the distribution, and

             (b) At any relevant time the Participant's nonforfeitable portion of the separate account will be equal to an amount ("X") determined by the formula:

                         X = P(AB + (R X D)) - (R X D)

             For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time, AB is the Account balance at the relevant time, D is the amount of the distribution, and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.


                                   ARTICLE XI

                               PARTICIPANT LOANS

11.01        GENERAL RULES - If and to the extent permitted by the Employer in
             Section 11.01 of the Adoption Agreement, loans may be made to Participants and Beneficiaries from time to time by the Trustee when directed by the Plan Administrator upon the written request of an eligible borrower. Loans will be made available to Former Participants to the extent required by Regulations issued by the Department of Labor under Section 408(b) of ERISA and to other Former Participants to the extent required to satisfy Code Section 401(a)(4) and Regulations promulgated thereunder.

             Applications for loans will be made to the Plan Administrator using forms provided by the Plan Administrator. Loan applications meeting the requirements of this Article will be granted. All borrowers must execute a promissory note meeting the requirements of this Article.

             The minimum loan amount shall be as specified in the Adoption Agreement and, in any event, shall not be greater than $1,000.

             Plan loans shall be granted on a uniform nondiscriminatory basis. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount available to other Employees; for this purpose a loan amount shall not be considered greater if the maximum percentage of vested Accrued Benefit is not greater for any Highly Compensated Employee than it is for any Non-Highly Compensated Employee. Such loans shall be adequately secured, shall be at a reasonable rate of interest and shall provide for periodic payment over a reasonable amount of time. No loan shall exceed the value of the borrower's vested Accrued Benefit. For loans made after October 18, 1989, no more than 50% of a borrower's vested Accrued Benefit (less any portion attributable to Tax Deductible Voluntary Contributions) may be used as security for a Plan loan. Other permissible forms of security include assets that can be foreclosed upon, such that the value of the asset, less any likely costs of perfecting a security interest in the collateral and of foreclosure, can reasonably be expected to always equal or exceed the value of the loan. The Plan Administrator shall exercise discretion in accordance with Section
             14.05 in determining if such other collateral is reasonable.

             Notwithstanding the above, loans may not be made to an Owner-Employee or a shareholder-employee if the loan is not permissible under the applicable provisions of the Internal Revenue Code or the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

             A "shareholder employee" is an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1), on any day during the taxable year of such corporation, more than five percent of the outstanding stock of such corporation.

             Tax Deductible Voluntary Contributions, plus earnings thereon, may not be used as security for Plan loans.

11.02        LOAN AMOUNTS AND REPAYMENTS -

             (a) No loan shall be made to the extent such loan exceeds an amount equal to the lesser of (i) or (ii) below:

                       (i) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans to the Participant from the Plan during the one-year period ending on the day before the date on which such loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made; or

                       (ii) one-half (1/2) of the present value of the nonforfeitable Accrued Benefit of the Participant under the Plan.

             (b) Loans shall require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not to exceed five (5) years; provided, however, that loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participant may provide for level repayment of principal and interest, with payment to be no less frequent than quarterly, over a reasonable period of time that exceeds five (5) years.

             For purposes of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in Code Sections 414(b), (c) and (m) are aggregated.

             The Plan Administrator shall determine a reasonable rate of interest for each loan by identifying the rate(s) charged for similar and equivalent commercial loans by institutions in the business of making loans.

             Default shall occur upon the earlier of any uncured failure to make payments in accordance with the promissory note or the death of the borrower. In the event of default, attachment of all assets securing the loan shall be made as soon as is administratively feasible, except that no attachment of any part of the borrower's Accrued Benefit shall occur until a distributable event for that part of the borrower's Accrued Benefit has occurred for such borrower.

             Notwithstanding the foregoing, no loans may be made to a married Participant in the absence of a valid spousal consent to such loan in accordance with Section 12.08(c)(iii), if the loan is secured by an Account other than one to which Section 12.08(e) applies. Such consent must: be given within 90 days of the making of the loan; be in writing; acknowledge the effect of the loan and be witnessed by a Plan representative or a notary public. Such consent shall be binding with respect to the consenting spouse and any subsequent spouse with respect to that loan. A new consent will be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan. If a valid spousal consent has been obtained in accordance with the above paragraph or is not needed because the loan is secured by an Account to which Section 12.08(e) applies, then notwithstanding any other provision of this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the

             Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.


                                  ARTICLE XII

                         RETIREMENT AND DEATH BENEFITS

12.01 NORMAL RETIREMENT BENEFIT - Each Participant's Accrued Benefit shall become 100% vested and nonforfeitable when the Participant attains his Normal Retirement Age.

             Every Participant may terminate his employment with the Employer and retire upon the attainment of his Normal Retirement Age. Upon such date all amounts credited to such Participant's Accounts shall become distributable to him in accordance with this Article.

             The Plan Administrator shall notify the Trustee when the Normal Retirement Age of each Participant shall occur and shall also advise the Trustee as to the manner in which retirement benefits are to be distributed to a Participant, subject to the provisions of this Article. Upon receipt of such notification and subject to the other provisions of this Article, the Trustee shall take such action as may be necessary in order to distribute the Participant's Accrued Benefit.

12.02 EARLY RETIREMENT BENEFIT - If there shall be a termination of a Participant's employment on or after he attains his Early Retirement Age, if any, (as defined in Section 12.02 of the Adoption Agreement), he shall be deemed to have retired early and such Participant shall be 100% vested in the amount credited to his Accounts as of the date of his early retirement.

12.03 LATE RETIREMENT BENEFIT - If a Participant shall continue in active employment following his Normal Retirement Age, he shall continue to participate under the Plan and Trust. Upon actual retirement, such Participant shall be entitled to the amount then credited to his Accounts.

12.04 DISABILITY BENEFIT - A Participant whose employment shall be terminated prior to his Normal Retirement Age as a result of Total and Permanent Disability shall be 100% vested in the amount credited to his Accounts as of the date of such termination.

12.05 DEATH BENEFIT - If a Participant or Former Participant shall die prior to the commencement of any benefit otherwise provided under this Article XII, his Beneficiary shall be entitled to a death benefit. The amount of the death benefit shall be equal to the amount credited to his Participant's Accounts as of the date of death, including the death proceeds of any Policies allocated to such Accounts.

             If a Participant shall die subsequent to the commencement of any benefit otherwise provided under this Article XII, the death benefit, if any, shall be determined in accordance with the benefit option in effect for the Participant.

             The Plan Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the Account of a deceased Participant or a deceased Former Participant as the Plan Administrator deems necessary. The Plan Administrator's determination of death and of the right of any person to receive payment shall be conclusive and binding on all persons.

12.06 DESIGNATION OF BENEFICIARY - Each Participant shall designate his Beneficiary on a form or forms provided by the Plan Administrator, and such designation may include primary and contingent beneficiaries; provided, however, that if a Participant or Former Participant is married on the date of his death, the Participant's then spouse shall be the Participant's Beneficiary unless such spouse consented to the designation of another Beneficiary in accordance with Section 8.08. The proceeds of any life insurance Policy shall be paid to the Trustee as beneficiary and the Trustee shall pay over the proceeds to the appropriate Plan Beneficiary. If a Participant does not designate a Beneficiary and is not married on the date of his death, the estate of the Participant shall be deemed to be the designated Beneficiary.

12.07 DISTRIBUTION OF BENEFITS - The Plan Administrator shall direct the Trustee to make, or cause the Insurer to make, payment of any benefits provided under this Article XII. The Plan Administrator shall be solely responsible for determining eligibility for and the amount of any such benefits, and the Trustee shall have no obligation or duty to review any such determination.

             Subject to Section 12.08, Joint and Survivor Annuity Requirements, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section apply to calendar years beginning after December 31, 1984.

             All distributions required under the Plan shall be determined and made in accordance with the proposed regulations under Code
             Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

             Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

             (a) the Participant attains Age 65 (or Normal Retirement Age, if earlier);

             (b) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or,

             (c)       the Participant terminates service with the Employer.

             Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution when a benefit is immediately distributable, within the meaning of Section 12.09 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

             Except as provided below and in Section 12.09, in no event will benefits begin to be distributed prior to the later of age 62 or Normal Retirement Age without the consent of the Participant. The consent of the Participant's spouse will also be required for any such distribution unless (i) the

             Plan is a profit sharing plan described in Subsection 12.08(e) or
             (ii) the benefit is paid in the form of a Qualified Joint and Survivor Annuity.

             The consent of neither the Participant nor his or her spouse is required if the present value of the Participant's vested Accrued Benefit does not exceed $3,500 (in the case of a Plan subject to the Qualified Joint and Survivor Annuity Requirements of Section 12.08, if the present value of the vested Accrued Benefit exceeded $3,500 at the time of any distribution, the present value of the vested Accrued Benefit at any subsequent time till be deemed to exceed $3,500). In such event the Plan Administrator shall pay such benefit to the Participant or his Beneficiary in a lump sum and no other settlement option shall be available. However, unless the Plan is a plan described in Subsection 12.08(e), no distribution shall be made pursuant to the preceding sentence after the annuity starting date (as described in Subsection 12.08(c)) unless the Participant and his or her spouse (or the Participant's surviving spouse) consent in writing to such distribution. Except as provided in Sections 12.05 and 12.08, or, to the extent an election of Section 12.07(b) of the Adoption Agreement is effective, a Participant, with spousal consent where applicable, shall have the sole right to receive this benefit in accordance with one or more of the following ways, and which may be paid in cash or in kind, or a combination of them:

             (a)       an annuity for the life of the Participant.

             (b) an annuity for the life of the Participant and upon his death 100%, 66 2/3% or 50% (whichever is specified when this option is elected) of the annuity amount will be continued to his contingent annuitant. No further annuity benefits are payable after the death of both the Participant and his contingent annuitant.

             (c) an annuity for the joint lives of the Participant and his joint annuitant with 100%, 66 2/3% or 50% (whichever is specified when this option is elected) of such amount payable as an annuity for life to the survivor. No further benefits are payable after the death of both the Participant and his joint annuitant.

             (d) an annuity for the life of the Participant with installment payments for a period certain not longer than the life expectancy of the Participant.

             (e) installment payments for a period certain not longer than the life expectancy of the Participant and his designated Beneficiary.

             To the extent an election of Section 12.07(b) of the Adoption Agreement is effective, a Participant, with spousal consent where applicable, shall have the sole right to receive his or her benefit in one sum, paid in cash or in kind or a combination thereof.

             All optional forms of benefit shall be actuarially equivalent.

             If the Employer adopts a Non-standardized Profit Sharing Plan or a Non-standardized 401(k) Plan, then such Employer may elect, at
             Section 12.07(b) of the Adoption Agreement, to make distributions in Employer stock as an optional form of payment pursuant to the terms of the Addendum to Section 12.07(b) of the Adoption Agreement, describing the procedures applicable to such distributions as prepared by the Plan's legal counsel.

             If an annuity contract is purchased for and distributed to a Participant or a Participant's spouse, the annuity contract must be nontransferable. Any such annuity contract distributed shall comply with the requirements of this Plan.

             Notwithstanding the above:

             (a) Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

             (b) Limits on Distribution Periods. As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

                       (i)    the life of the Participant,

                       (ii) the life of the Participant and a designated Beneficiary,

                       (iii) a period certain not extending beyond the life expectancy of the Participant, or

                       (iv) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

             (c) Determination of amount to be distributed each year. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

                       (i)    Individual account.

                              (A)    If a Participant's benefit is to be
                                     distributed over (1) a period not
                                     extending beyond the life expectancy of
                                     the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary, or (2) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                              (B)    For calendar years beginning before
                                     January 1, 1989, if the Participant's
                                     spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                              (C)    For calendar years beginning after
                                     December 31, 1988, the amount to be
                                     distributed each year, beginning with
                                     distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section

                                     1.401(a)(9)-2 of the proposed regulations.
                                     Distributions after the death of the
                                     Participant shall be distributed using the applicable life expectancy in Paragraph
                                     (A) above as the relevant divisor without regard to proposed regulations Section 1.401(a)(9)-2.

                              (D) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date.
                                     The minimum distribution for other
                                     calendar years, including the minimum
                                     distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

             (d)       Other forms.

                       (i) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of
                              Section 401(a)(9) of the Code and the proposed regulations thereunder.

             (e)       Death Distribution Provisions.

                       (i) Distribution beginning before death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                       (ii) Distribution beginning after death. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (A) or
                              (B) below:

                              (A)    if any portion of the Participant's
                                     interest is payable to a designated
                                     Beneficiary, distributions may be made
                                     over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                              (B)    if the designated Beneficiary is the
                                     Participant's surviving spouse, the date distributions are required to begin in accordance with (A) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, and (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                                     If the Participant has not made an
                                     election pursuant to this Paragraph (ii) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1)

                                     December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                       (iii) For purposes of Paragraph (ii) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Paragraph (ii), with the exception of Subparagraph (B) therein, shall be applied as if the surviving spouse were the Participant.

                       (iv) For purposes of this Subsection (e), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                       (v) For the purposes of this Subsection (e), distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Paragraph (iii) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Paragraph (ii) above). If the distribution in the form of an annuity described in paragraph
                              (d)(i) above irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

             (f)       Definitions

                       (i) Applicable life expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated, such succeeding calendar year.

                       (ii) Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9) and the proposed Regulations thereunder.

                       (iii) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Subsection (e) above.

                       (iv) Life expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

                              Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Subparagraph (e)(ii)(B) above) by the time distributions are required to begin, life expectancies shall be recalculated annually.
                              Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                       (v)    Participant's benefit.

                              (A) The Account(s) balance(s) as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account(s) balance(s) as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                              (B) Exception for second distribution calendar year. For purposes of Subparagraph (A) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                       (vi)   Required beginning date.

                              (A) General rule. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                              (B)    Transitional rules.  The required
                                     beginning date of a Participant who
                                     attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                                     (1)       Non-5-percent owners.  The
                                               required beginning date of a
                                               Participant who is not a
                                               5-percent owner is the first day
                                               of April of the calendar year
                                               following the calendar year in
                                               which the later of retirement or
                                               attainment of age 70 1/2 occurs.

                                     (2)       5-percent owners.  The required
                                               beginning date of a Participant
                                               who is a 5-percent owner during
                                               any year beginning after
                                               December 31, 1979, is the first
                                               day of April following the later
                                               of:

                                               (I)    the calendar year in
                                                      which the Participant
                                                      attains age 70 1/2, or

                                               (II)   the earlier of the
                                                      calendar year with or
                                                      within which ends the
                                                      Plan Year in which the
                                                      Participant becomes a
                                                      5-percent owner, or the
                                                      calendar year in which the
                                                      Participant retires.

                                               The required beginning date of a
                                               Participant who is not a
                                               5-percent owner who attains age
                                               70 1/2 during 1988 and who has
                                               not retired as of January 1,
                                               1989, is April 1, 1990.

                              (C) 5-percent owner. A Participant is treated as a 5-percent owner for purposes of this
                                     Section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Code
                                     Section 416 but without regard to whether the plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

                              (D)    Once distributions have begun to a
                                     5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

             (g)       Transitional Rule

                       (i)    Notwithstanding the other requirements of this
                              Section 12.07 and subject to the requirements of
                              Section 12.08, Joint and Survivor Annuity
                              Requirements, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                              (A) The distribution by the Trust is one which would not have disqualified such Trust under Section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                              (B) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                              (C)    Such designation was in writing, was
                                     signed by the Employee or the Beneficiary, and was made before January 1, 1984.

                              (D) The Employee had accrued a benefit under the Plan as of December 31, 1983.

                              (E) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority. The method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                       (ii) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

                       (iii) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Subparagraphs (i)(A) and (E) above.

                       (iv) If a designation is revoked, any subsequent distribution must satisfy the requirements of
                              Section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy
                              Section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of
                              Section 1.401(a)(9)-1 of the proposed regulations shall apply.

12.08        JOINT AND SURVIVOR ANNUITY REQUIREMENTS - The provisions of this
             Section 12.08 shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Subsection
             (e).

             (a)       Qualified Joint and Survivor Annuity.

                       Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, a married Participant's vested Account balance will be paid in the form of a Qualified Joint and Survivor Annuity, as described in
                       Section 2.36, and an unmarried Participant's vested Account balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

             (b)       Qualified Preretirement Survivor Annuity.

                       Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date, then the

                       Participant's vested Account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

             (c)       Definitions.

                       (i) Election period: The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account balance as of the date of separation, the election period shall begin on the date of separation.

                              Pre-Age 35 waiver: A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under paragraph (d)(i). Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this
                              Section 12.08.

                       (ii) Earliest retirement age: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                       (iii) Qualified election: A waiver of a Qualified Joint and Survivor Annuity or a qualified preretirement survivor annuity. Any waiver of a Qualified Joint and Survivor Annuity or a qualified preretirement survivor annuity shall not be effective unless: (A) the Participant's spouse consents in writing to the election; (B) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (C) the spouse's consent acknowledges the effect of the election; and (D) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

                              Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Subsection (d) below.

                       (iv) Spouse (surviving spouse): The spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Internal Revenue Code.

                       (v) Annuity starting date: The first day of the first period for which an amount is paid as an annuity or any other form.


                       (vi) Vested Account balance: The aggregate value of the Participant's vested Accrued Benefit derived from Employer and employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Section 12.08 shall apply to a Participant who is vested in amounts attributable to Employer contributions, employee contributions (or both) at the time of death or distribution.

             (d)       Notice Requirements.

                       (i) In the case of a Qualified Joint and Survivor Annuity as described in Subsection (a), the Plan Administrator shall, no less than 30 days and no more than 90 days prior to the annuity starting date, provide each Participant a written explanation of: (A) the terms and conditions of a Qualified Joint and Survivor Annuity; (B) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (C) the rights of a Participant's spouse; and (D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

                       (ii) In the case of a qualified preretirement survivor annuity as described in Subsection (b), the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the qualified preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph (d)(i) applicable to a Qualified Joint and Survivor Annuity.

                              The applicable period for a Participant is whichever of the following periods ends last: (A) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (B) a reasonable period ending after the individual becomes a Participant; (C) a reasonable period ending after Paragraph (iii) below ceases to apply to the Participant; (D) a reasonable period ending after this Section first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

                              For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (B), (C) and (D) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                       (iii) Notwithstanding the other requirements of this Subsection (d), the respective notices prescribed by this Section need not be given to a Participant if (1) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or qualified preretirement survivor annuity, and (2) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or qualified preretirement survivor annuity and does not allow a married Participant to designate a nonspouse Beneficiary.

                              For purposes of this paragraph (iii), a Plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

             (e)       Safe Harbor Rules.

                       (i) This Subsection shall apply to a Participant in a profit-sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied: (1) the Participant does not or cannot elect payments in the form of a life annuity; and (2) on the death of a Participant, the Participant's vested Account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's designated beneficiary. The surviving spouse may elect to have distribution of the vested Account balance commence within the 90 day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions. This Subsection (e) shall not be operative with respect to a Participant in a profit-sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit-sharing plan which is subject to the survivor annuity requirements of Sections 401(a)(11) and section 417 of the Code. If this Subsection (e) is operative, then the provisions of this Section 12.08, other than Subsection (f), shall be inoperative.

                       (ii) The Participant may waive the spousal death benefit described in this Subsection (e) at any time provided that no such waiver shall be effective unless it satisfies the conditions of Paragraph (c)(iii) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

                       (iii) For purposes of this Subsection (e), vested Account balance shall mean the Participant's separate account balance attributable solely to accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code.

             (f)       Transitional Rules.

                       (i) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Subsections of this Section 12.08 must be given the opportunity to elect to have the prior Subsections of this Section 12.08 apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he or she separated from service.

                       (ii) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Paragraph (f)(iv) below.

                       (iii) The respective opportunities to elect (as described in Paragraphs (f)(i) and (ii) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

                       (iv) Any Participant who has elected pursuant to Paragraph (f)(ii) and any Participant who does not elect under Paragraph (f)(i) or who meets the requirements of Paragraph (f)(i) except that such Participant does not have at least 10 years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                              (A) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                                     (1)       begins to receive payments under
                                               the Plan on or after Normal
                                               Retirement Age; or

                                     (2)       dies on or after Normal
                                               Retirement Age while still
                                               working for the Employer; or

                                     (3)       begins to receive payments on or
                                               after the Qualified Early
                                               Retirement Age; or

                                     (4)       separates from service on or
                                               after attaining Normal
                                               Retirement Age (or the Qualified
                                               Early Retirement Age) and after
                                               satisfying the eligibility
                                               requirements for the payment of
                                               benefits under the Plan and
                                               thereafter dies before beginning
                                               to receive such benefits;

                                     then such benefits will be received under this Plan in the form of Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains the Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                              (B) Election of early survivor annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

                              (C)    For purposes of this paragraph (f)(iv)

                                     (1)       Qualified Early Retirement Age
                                               is the latest of:

                                               (i)    the earliest date, under
                                                      the Plan, on which the
                                                      Participant may elect to
                                                      receive retirement
                                                      benefits,

                                               (ii)   the first day of the
                                                      120th month beginning
                                                      before the Participant
                                                      reaches Normal
                                                      Retirement Age, or

                                               (iii)  the date the Participant
                                                      begins participation.

                                     (2)       Qualified Joint and Survivor
                                               Annuity is an annuity for the
                                               life of the Participant with a
                                               survivor annuity for the life of
                                               the spouse as described in
                                               Section 2.36.

12.09        RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS

             (a) If the value of a Participant's vested Accrued Benefit derived from Employer and Employee Contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Accrued Benefit is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such Accrued Benefit. The consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date.

                       The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

                       Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Accrued Benefit is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Subsection 12.08(e) of the Plan, only the Participant need consent to the distribution of an Accrued Benefit that is immediately distributable.) The consent of neither the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy
                       Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's Accrued Benefit may, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) then the Participant's Accrued Benefit will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

                       An Accrued Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

12.10 DISTRIBUTION TO A MINOR PARTICIPANT OR BENEFICIARY - In the event a distribution is to be made to a minor, then the Plan Administrator may, in the Administrator's sole discretion, direct that such distribution be paid to the legal guardian of the minor, or if none, to a parent of such minor or a responsible adult with whom the minor maintains his residence, or to the custodian for such minor under the Uniform Gift to Minors Act, if such is permitted by the laws of the state in which said minor resides. Such a payment to the legal guardian or parent of a minor or to such a custodian shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

12.11 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN - In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five years after it shall become payable, remain unpaid solely by reason of the inability of the Plan Administrator, after sending a registered letter, return receipt requested, to the payee's last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be forfeited and allocated in accordance with the terms of this Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored.


                                  ARTICLE XIII

                      BENEFITS UPON TERMINATION OF SERVICE

13.01 GENERAL - Upon a Participant's termination of Service, for any reason other than death, disability, Normal, Early or Late Retirement, the interests and rights of any Participant shall be limited to those contained in this Article XIII.

             (a) FULLY VESTED AND NONFORFEITABLE PORTION OF A PARTICIPANT'S ACCRUED BENEFIT. Each Participant's 401(k) Employer and Match Accounts, Salary Savings Account, Rollover Account, Tax Deductible Voluntary Contribution Account, Voluntary After-Tax Contribution Account and any additional portion of a Participant's Accrued Benefit attributable to Employee contributions shall be fully vested and nonforfeitable at all times.

             (b) VESTED EMPLOYER CONTRIBUTIONS. Each Participant's 401(a) Employer and Match Accounts shall be vested to the extent specified in Section 13.01 of the Adoption Agreement, and the remainder, if any, shall be forfeited in accordance with Plan Sections 13.03 and 13.04 and applied as specified in the Adoption Agreement pursuant to Section 5.03.

             For purposes of computing a Participant's nonforfeitable right to that portion of his Accrued Benefit derived from Employer contributions, Years of Service and One Year Breaks in Service will be measured by the Plan Year.

13.02 FORFEITURES; DISTRIBUTION OF VESTED AMOUNTS - If a Participant terminates Service, the present value of the Participant's vested Accrued Benefit is not greater than $3,500, and the Employer has elected the lump sum option provided in Section 13.02(1)(a) of the Adoption Agreement, the Participant will receive a lump sum distribution of the present value of the entire vested portion of such Accrued Benefit and the nonvested portion will be forfeited and applied in accordance with Section 13.03. In the case of a Plan subject to the Qualified Joint and Survivor Annuity requirements of Section 12.08, if the present value of the vested Accrued Benefit exceeded $3,500 at the time of any distribution, the present value of the vested Accrued Benefit at any subsequent time will be deemed to exceed $3,500. However, unless the Plan is a profit sharing plan described in Subsection 12.08(e), no such cash-out distribution shall be made after the annuity starting date (as described in Subsection 12.08(c)) unless the Participant and his or her spouse (or the Participant's surviving spouse) consent in writing to such distribution. For purposes of this paragraph, if the value of the Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such vested Accrued Benefit, whether Section 13.02(1)(a) or (b) is elected.

             If a Participant terminates Service, and the present value of the Participant's vested Accrued Benefit exceeds $3,500, or if the value of such vested Accrued Benefit does not exceed $3,500 but the Employer has elected Section 13.02(1)(b) of the Adoption Agreement, the payment of such vested benefit shall be deferred to the earliest of the Participant's death, Total and Permanent Disability or attainment of Normal Retirement Age, at which time such vested benefit shall be payable in accordance with Article
             XII. Notwithstanding the foregoing, at any time on or after the date specified in Section 13.02(2) of the Adoption Agreement, a terminated Participant may request in writing that his entire vested Accrued Benefit be distributed. Partial distributions of vested benefits will not be permitted. Unless the Plan is a profit sharing plan described in Subsection 12.08(e), the Participant and the Participant's spouse (or surviving spouse) must consent to any distribution of vested benefits. The Participant may request any form of distribution permissible under
             Article XII, including the distribution of a nontransferable annuity contract. The benefit payable as a result of any election pursuant to this paragraph will be the benefit which can be provided by the then current value of the Participant's vested Accrued Benefit. If the provisions of this paragraph become operative, the nonvested portion of the Participant's Accrued Benefit shall be forfeited when the Participant incurs five consecutive One Year Breaks in Service or, if earlier, when the Participant or his spouse (or surviving spouse) receives a distribution of his vested Accrued Benefit. Any such forfeitures shall be applied in accordance with Section 13.03.

13.03 APPLICATION OF FORFEITURES - The nonvested portion of the Accrued Benefit of any terminated Participant will be applied to reduce Employer Contributions or to pay Plan administrative expenses for the Plan Year following the Plan Year in which the forfeiture occurs (or, if the Employer so specifies in Section 5.03 of the Adoption Agreement, such nonvested amounts shall be allocated in the same manner as Employer Contributions at the end of the Plan Year in which the forfeiture occurs).

13.04        RESUMPTION OF SERVICE:  RESTORATION OF BENEFITS UPON REEMPLOYMENT
- -

             (a) A Participant who terminates Service and who subsequently resumes employment with the Employer will again become a Participant on the entry date determined in accordance with Section 3.02 of the Plan.

             (b) If a Former Participant is subsequently reemployed, the following rules shall also be applicable:

                       (i) If any Former Participant shall be reemployed by the Employer before incurring five consecutive One Year Breaks in Service, and such Former Participant had received (or had been deemed to receive) a distribution of his vested Accrued Benefit prior to his reemployment, his forfeited Account balance shall be reinstated if he repays the full amount attributable to Employer Contributions which was distributed to him, not including, at the Participant's option, amounts attributable to any Salary Savings Contributions. Such repayment must be made by the Former Participant before the earlier of five years after the first date on which the Participant is first reemployed by the Employer, or the date on which the individual incurs five consecutive One Year Breaks in Service following the date of distribution. A Participant who was deemed to receive a distribution of his vested Accrued Benefit shall be deemed to have repaid such amount as of the date he again becomes a Participant. In the event the Former Participant does repay the full amount distributed to him, the forfeited portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the date of distribution.

                       (ii) Restorations of forfeitures will be made as of the date that the Plan Administrator is notified that the required repayment has been received (or deemed received) by the Trustee. Any forfeiture amount that must be restored to a Participant's Account will be taken from any forfeitures that have not yet been applied and, if the amount of forfeitures available for this purpose is insufficient, the Employer will make a timely supplemental contribution of an amount sufficient to enable the Trustee to restore the forfeiture amount to the Participant's Account.

                       (iii) If a Former Participant resumes Service after incurring five consecutive One Year Breaks in Service, forfeited amounts will not be restored under any circumstances, but unless the Rule of Parity has been elected in Section 13.01(3)(d) of the Adoption Agreement and such Rule applies, both pre-break and post-break service will count for the purposes of vesting the Employer-derived Account balance that accrued after such Breaks.

                              If a Former Participant resumes Service before incurring five consecutive One Year Breaks in Service, both the pre-break and post-break service will count in vesting both any restored pre-break and post-break-Employer-derived Account balance.

13.05 SERVICE WITH AFFILIATES - As indicated in Section 2.19 of the Plan, in determining a Participant's vesting percentage and in determining for purposes of this Article whether an Employee has terminated Service or has a One Year Break in Service, Hours of Service completed with a controlled business shall be deemed to be Hours of Service completed with the Employer.

13.06 EARLY RETIREMENT ELECTION - Notwithstanding anything in the Plan to the contrary, a Participant who becomes entitled to a benefit deferred to his Normal Retirement Age under this Article upon a termination of participation may elect to receive an immediate early retirement benefit at any time on and after the date he attains the age required for early retirement as elected in
             Section 12.02 of the Adoption Agreement and prior to his Normal Retirement Age. A Participant eligible to make an election under this Section may request any optional benefit permitted under
             Section 12.07.

             The benefit payable as a result of any election pursuant to this Section will be the benefit which can be provided by the current value of the Participant's Accounts.

13.07 AMENDMENT TO VESTING SCHEDULE - No amendment to the Vesting Schedule shall deprive a Participant of his nonforfeitable rights to benefits accrued to the date of the amendment. Further, if the Vesting Schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have their nonforfeitable percentage computed under the Plan without regard to such amendment. For Participants who do not have at least 1 Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Service" for "3 Years of Service" where such language appears.
             The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

             (1)       60 days after the amendment is adopted;

             (2)       60 days after the amendment becomes effective; or

             (3) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.


                                  ARTICLE XIV

                        PLAN FIDUCIARY RESPONSIBILITIES

14.01        PLAN FIDUCIARIES - The Plan Fiduciaries shall be:

             (a)       the Employer;

             (b)       the Trustee of the Plan;

             (c)       the Plan Administrator;

             (d)       the Retirement Plan Committee;

             and such other person or persons as may be designated as a Fiduciary by the Employer in accordance with the further provisions of this Article.

14.02 GENERAL FIDUCIARY DUTIES - Each Plan Fiduciary shall discharge its duties solely in the interest of the Participants and their Beneficiaries and act:

             (a) for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

             (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

             (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, if the Fiduciary has the responsibility to invest plan assets; and

             (d) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of current laws and regulations.

             Each Plan Fiduciary shall perform the duties specifically assigned to it. No Plan Fiduciary shall have any responsibility for the performance or non-performance of any duties not specifically allocated to it.

14.03        POWERS, DUTIES AND RESPONSIBILITIES OF THE EMPLOYER -

             (a) The Employer shall be empowered to appoint and remove the Trustee, the Plan Administrator and the Retirement Plan Committee from time to time as it deems necessary for the proper administration of the Plan, to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of this Agreement, the Internal Revenue Code, and the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

             (b) The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short term need for liquidity (e.g., to pay benefits) or whether liquidity is a long term goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to the investment of the Trust Fund. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of ERISA.

             (c) The Employer may in its discretion appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directives of the Investment Manager in investing the assets of the Plan managed by the Investment Manager. While there is an Investment Manager, the Employer shall have no obligation under this Plan with regard to the performance or non-performance of the duties delegated to the Investment Manager.

             (d) The Employer shall periodically, but not less frequently than annually, review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

14.04 POWERS, DUTIES AND RESPONSIBILITIES OF THE TRUSTEE - The specific powers, duties and responsibilities of the Trustee are set forth in Article XV. In general the Trustee shall:

             (a) invest Plan assets, subject to direction from the Employer, from any duly appointed Investment Manager or from Participants to the extent the Plan permits Participants to direct the investment of their Accounts;

             (b) maintain adequate records of receipts, disbursements and other transactions involving the Plan; and

             (c) prepare such reports, statements, tax returns and other forms as may be required under the Trust or applicable laws and regulations.

14.05 POWERS, DUTIES AND RESPONSIBILITIES OF THE PLAN ADMINISTRATOR - The Employer may appoint one or more Plan Administrators. Any person, including, but not limited to, the Employer's directors, shareholders, officers and Employees shall be eligible to serve as the Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal.

             The Employer, upon the resignation or removal of an Administrator, may designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Plan Administrator.

             The specific powers and responsibilities of the Plan Administrator are to:

             (a) administer the Plan on a day-to-day basis in accordance with the provisions of this Plan and all other pertinent documents;

             (b) retain and maintain Plan records including Participant census data, participation dates, compensation records, and such other records as may be necessary or desirable for proper Plan administration;

             (c) prepare and arrange for delivery to Participants such summaries, descriptions, announcements and reports as are required to be given to Participants under applicable laws and regulations;

             (d) file with the U.S. Department of Labor, the Internal Revenue Service and other regulatory agencies on a timely basis all required reports, forms and other documents; and

             (e) prepare and furnish to the Trustee sufficient records and data to enable the Trustee to properly perform its obligations under the Trust.

             Notwithstanding anything in the Plan and Trust to the contrary, the Plan Administrator shall have total discretion to fulfill the above fiduciary responsibilities as he sees fit on a uniform and consistent basis and as he believes a prudent person acting in a like capacity and familiar with such matters would do.

14.06 POWERS, DUTIES AND RESPONSIBILITIES OF THE RETIREMENT PLAN COMMITTEE - The Employer may appoint a Retirement Plan Committee consisting of three or more members, one of whom shall be designated by the Employer as Chairman. Each member of the Committee and its chairman shall serve at the pleasure of the Employer.

             If a Committee is not appointed, the duties and responsibilities set forth in this Section and in Article XIX shall be those of the Plan Administrator.

             If the Employer appoints a Retirement Plan Committee, the Committee shall:

             (a)       interpret and construe the Plan;

             (b) determine questions of eligibility and of rights of Participants and their Beneficiaries;

             (c) provide guidelines for the Plan Administrator, as required for the orderly and uniform administration of the Plan; and

             (d) exercise overall control of the operation and administration of the plan in matters not allocated to some other Fiduciary either by the terms of this Plan or by delegation from the Employer.

             Notwithstanding anything in the Plan and Trust to the contrary, the Retirement Plan Committee shall have total discretion to fulfill the above fiduciary responsibilities as they see fit on a uniform and consistent basis and as they believe a prudent person acting in a like capacity and familiar with such matters would do.

14.07 APPOINTMENT OF ADVISORS - The Employer may appoint Plan counsel, accountants, actuaries, specialists, advisors and such other persons as it deems necessary or desirable in connection with the administration of this Plan.

14.08 INFORMATION FROM EMPLOYER - To enable the Plan Administrator to perform his functions, the Employer shall supply full and timely information to the Plan Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee and the Retirement Plan Committee of such of the foregoing facts as may be pertinent to their duties under the Plan. All Fiduciaries may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

14.09 PAYMENT OF EXPENSES - All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Plan Administrator, the Trustee and the Retirement Plan Committee, including, but not limited to, fees of counsel, accountants, and other specialists, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust for any administration expense incurred pursuant to the above. Any administration expense paid to the Trust as a reimbursement shall not be considered as an Employer contribution.

14.10 ALLOCATION AND DELEGATION OF PLAN ADMINISTRATOR AND TRUSTEE RESPONSIBILITIES - If more than one person is appointed as Plan Administrator or Trustee, the responsibilities of each Administrator and Trustee may be specified by the Employer and accepted in writing by each Fiduciary. In the event that no such delegation is made by the Employer, the Plan Administrators and Trustees may allocate their responsibilities among themselves, in which event they shall notify the Employer in writing of such action and indicate their specific responsibilities. The Employer and other Fiduciaries thereafter shall accept and rely upon any documents executed by the appropriate Fiduciary until such time as the Employer revokes any such allocation or designation.

14.11 MAJORITY ACTIONS - Except where there has been an allocation and delegation of Fiduciary responsibilities pursuant to Section 14.10, if there shall be more than one Plan Administrator or Trustee, they shall act by majority vote, but may authorize one or more of them to sign all papers on their behalf. The Retirement Plan Committee shall act by majority vote of all members.

             All actions, determinations, interpretations and decisions of Plan Fiduciaries with respect to any matter within their jurisdiction will be conclusive and binding on all persons. Any person may rely conclusively upon any action if certified by the appropriate Fiduciary.

14.12 LIABILITY FOR BREACH BY CO-FIDUCIARY - The Employer, Plan Administrator, Retirement Plan Committee and Trustee shall not be liable or responsible for the acts of commission or omission of another Fiduciary unless (i) such Fiduciary knowingly participated in or knowingly attempted to conceal the act or omission of another Fiduciary and knew the act or omission was a breach of fiduciary responsibility by the other Fiduciary; or (ii) such Fiduciary has knowledge of a breach by the other Fiduciary and does not take reasonable efforts to remedy the breach; or (iii) such Fiduciary's breach of its own fiduciary responsibility permitted the other Fiduciary to commit a breach.

14.13 RECORDS AND REPORTS - Each Fiduciary shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan. The Plan Administrator shall be responsible for supplying all information and reports to the Internal Revenue Service, the Department of Labor, Participants, Beneficiaries and others as required by law.


                                   ARTICLE XV

                       TRUSTEE AND TRUST FUND INVESTMENTS

15.01 IN GENERAL - Subject to the direction of the Employer or any duly appointed Investment Manager (pursuant to the terms of Sections
             15.01 and 15.04 of the Adoption Agreement) or subject to the direction of Participants (to the extent the Plan provides for Participant investment direction pursuant to Section 15.05 of the Adoption Agreement), the Trustee shall receive all contributions to the Trust and shall hold, invest, manage, and control the whole or any part of the assets in accordance with the provisions of the Trust. The Trustee, in signing the Trust, accepts and agrees to carry out all of the provisions of the Trust.

             The Trustee shall have no responsibility or authority in connection with the determination of the amounts to be transferred to it from time to time on behalf of Participants or as Employer contributions.

             No duties or obligations shall be imposed upon the Trustee with respect to the Trust Fund by any instrument to which the Trustee is not a party, unless they have been specifically undertaken by the Trustee by the express terms of this Plan.

15.02 APPOINTMENT, RESIGNATION AND REMOVAL OF TRUSTEE - The Employer shall select an individual or individuals or institution to serve as Trustee.

             The Trustee may resign at any time by giving written notice to the Employer, such resignation to take effect not less than thirty
             (30) days after the delivery thereof to the Employer (unless notice of a shorter duration shall be accepted as adequate). The Employer may remove any Trustee at any time by giving notice to the Trustee, such removal to take effect not less than thirty (30) days after the delivery thereof to the Trustee (unless notice of a shorter duration shall be accepted as adequate). No such removal of the Trustee shall become effective, however, until all sums due hereunder to the Trustee for its compensation and expenses shall have been paid to it, nor until the appointment by the Employer and qualification of a successor Trustee to which the Trustee may make transfer and delivery of the Trust Fund.

             Any successor Trustee hereunder may be either a corporation authorized and empowered to exercise trust powers or may be one or more individuals. In either event, the appointment of a successor Trustee shall not be effective until such successor Trustee delivers its written acceptance of trust to the Trustee resigning or being replaced. All of the provisions set forth herein with respect to the Trustee shall relate to each successor Trustee so appointed with the same force and effect as if such successor Trustee had been originally named herein as the Trustee hereunder.

             In the case of the resignation or removal of the Trustee, the Employer or the Trustee shall have the right to a settlement of the Trustee's accounts, as provided in Section 15.10. Upon the completion of such accounting and upon the appointment of a successor Trustee, the resigning or removed Trustee shall transfer and deliver the Trust Fund to such successor Trustee, after reserving such reasonable amount as it shall deem necessary to provide for its expenses in the settlement of its account, the amount of any compensation due to it and any sums chargeable against the Trust Fund for which it may be liable, but if the sums so reserved are not sufficient for such purposes, the resigning or removed Trustee shall be entitled to reimbursement for any deficiency from the successor Trustee and the Employer, and each of them, and shall thereupon be discharged from further accountability for the Trust Fund by reason of any matter embraced in such accounting, and shall be under no further duty, obligation or responsibility for the disposition by such successor Trustee of the Trust Fund or any part thereof, but the Trustee shall, in any event, properly account for any such sums reserved by it.

15.03 POWERS OF TRUSTEE - The Trustee shall have all of the power necessary for carrying out the purposes of this Trust, and without limiting the powers and authority of the Trustee, except as provided in Subsection (s) below, the Trustee shall have the right at any time and from time to time with respect to any or all of the property which shall at any time or times form part of the principal or income of the Trust Fund:

             (a) To invest and reinvest or otherwise deposit the Trust assets in savings accounts, time deposit accounts, certificates of deposit, money market funds, or other evidences of deposit issued by the Trustee and/or other national bank, savings and loan institution, state member bank, state non-member bank, or other depository institution which now or in the future is an affiliate or subsidiary of the Trustee or of Banc One Corporation; and to invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets, including without limitation, common and preferred stocks, bonds, notes, (including notes evidencing the indebtedness of Participants, former Participants and Beneficiaries, for amounts borrowed from the Trust Fund) debentures (including convertible stocks and securities), Qualifying Employer Securities (as defined in Section 407(d)(5) of ERISA), financial futures contracts, options to purchase or sell securities, mortgages, equipment trust certificates, investment trust certificates, shares of investment companies, certificates of indebtedness, acceptances, bills of exchange, treasury bills, commercial paper, (including participation in pooled commercial paper accounts), real property, leaseholds, tangible and intangible personal property, life insurance Policies, individual and group annuity contracts and guaranteed investment contracts issued by a duly licensed insurance company, including any such policies and contracts issued by any such insurance company which may be an affiliate of the Trustee, bank investment contracts, repurchase agreements, variable rate or amount notes, interests in trusts, interests in or shares of regulated investment companies or other investment companies, including investment companies for which the Trustee, or an affiliate of the Trustee, may act as investment advisor (whether or not incorporated and whether or not registered under the Investment Company Act of 1940), evidences of dollar denominated indebtedness in domestic or foreign corporations or other enterprises, and indebtedness of foreign governments, foreign agencies and international organizations, without regard to the proportion any such property may bear to the entire amount of the Trust Fund; provided, however, that the Trust Fund shall be diversified so as to minimize the risk of large losses unless under the circumstances it is clearly not prudent to do so, in the sole discretion of the Trustee;

             (b) To sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, or otherwise to dispose of any securities or other property at any time held by it;

             (c) To retain any property at any time received by it as Trustee;

             (d) To settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Employer to its satisfaction against liability or expenses it might incur therefrom;

             (e) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

             (f) To exercise any conversion privilege and/or subscription right available in connection with any securities or other property at any time held by it, to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which may at any time be held by it and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire;

             (g) To extend the time of payment of any obligation held by it;

             (h) To hold uninvested any moneys received by it, without liability for interest thereon, until such moneys shall be invested, reinvested or disbursed;

             (i) To exercise, personally or by general or by limited power of attorney, any right, including the right to vote, appurtenant to any securities or other property held by it at any time;

             (j) For the purposes of the Trust, to borrow money in such amounts and upon such terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Trust and to pledge any securities or other property for the repayment of any such loan;

             (k) To manage, administer, operate, insure, lease for any number of years, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it, and to cause to be formed a corporation or trust to hold title to any such real property with the aforesaid powers, all upon such terms and conditions as may be deemed advisable;

             (l) To renew or extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the Trust Fund or the preservation of the value of the investment; to waive any default whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosure, to bid in property on foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration therefor and in connection therewith to release the obligation on the bond secured by such mortgage, and to exercise and enforce in any action, suit or proceedings at law or in equity any rights or remedies in respect to any such mortgage or guarantee;

             (m) To employ suitable agents, including custodians, record keepers, auditors, depositories and counsel, who may be counsel for the Employer, and to act in accordance with their advice and to pay their reasonable expenses and compensation. The opinion of such counsel on any question submitted to such counsel shall be full and complete protection in respect to any action taken or suffered by the Trustee hereunder in good faith and in accordance with the opinion of such counsel;

             (n) To cause any property or securities at any time held in the Trust Fund to be registered in the name of one or more nominees of the Trustees, without disclosure of the trust, or in the name of a nominee of any custodian, or to hold any securities at any time held in trust in bearer form so that they will pass by delivery; to combine certificates representing securities with certificates of the same issue held by the Trustee in other fiduciary capacities or to deposit or to arrange for the deposit of such securities with a depository or clearing corporation, even though where deposited such securities may be held in the name of the nominee of such depository with other securities deposited therewith by other persons, provided, however, that the books and records of the Trustee shall at all times show that all such securities are part of the Trust Fund;

             (o) To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers;

             (p) To invest and reinvest (or withdraw from investment) all or any portion of the funds hereunder in units of participation in one or more Collective Investment Trusts, including a Collective Investment Trust established and maintained by the Trustee or any other party in interest. The Trustee's authority to invest in such units of participation shall not be limited by any statute, other rule of law, or custom prohibiting or restricting the commingling of trust assets. As long as any of the funds hereunder are so invested, the terms of any such Collective Investment Trust, together with any amendments heretofore or hereafter made thereto, are hereby incorporated into this Trust and made a part hereof, as long as any of the funds hereunder are invested therein, as fully as if the same had been set out herein at length, and shall apply to all assets transferred to said Collective Investment Trust. The Trustee shall not be obligated to invest the funds so contributed in a Collective Investment Trust until the Plan (if a Non-Standardized Plan) has been approved by the Internal Revenue Service;

             (q) To lend any securities to brokers or dealers and to secure the same in any manner and, during the term of any such loan, to permit the securities so lent to be transferred in the name of, and voted by, the borrower or others;

             (r) To invest in Qualifying Employer Securities, as that term is defined in ERISA Section 407(d)(5), subject to all applicable provisions of ERISA and the Code, as amended from time to time, and the regulations promulgated thereunder. If the Plan is a Non-standardized Profit Sharing Plan or a Non-standardized 401(k) Plan, then the Employer may elect to permit the aggregate investments in Qualifying Employer Securities to exceed 10% of the value of the Plan's assets.

             (s) Generally, to do all acts, whether or not expressly authorized, that the Trustee may deem necessary or desirable for the protection of the Trust Fund;

             (t) If the Employer has appointed an Investment Manager with respect to the Plan with the power to direct the investment and reinvestment of all or part of the Trust Fund, the Investment Manager shall, unless its appointment provides otherwise, have the power to direct the Trustee in the exercise of the powers described in paragraphs (a) through (r) above with respect to all or part of the Trust Fund, as the case may be, and the Trustee shall, upon receipt of a copy of the Investment Manager's appointment and written acknowledgement of such appointment, satisfactory in form to the Trustee, exercise such powers as directed in writing by the Investment Manager, unless it knows that such direction is a breach of the Investment Manager's duty to act with care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee shall not be liable for any diminution in the value of the Trust Fund as a result of following any such direction or as a result of not exercising any such powers in the absence of any such direction; and

             (u) If a Participant, in accordance with Section 15.05 of the Adoption Agreement, may individually direct the investment of any part or all of the Trust Fund credited to his/her Accounts, the Participant shall have the power to direct the Trustee in the exercise of the powers described in paragraphs (a) through (s) above and paragraph (u) below with respect to such portion of the Trust Fund, and the Trustee shall, upon receipt of a written direction from the Participant, exercise such powers in accordance with such direction. The Trustee shall not be liable for investments made in compliance with such written directions or for any diminution in the value of such portion of the Trust Fund as a result of following such directions, and, further, shall be under no duty or obligation to review, evaluate or reevaluate the investments made pursuant to such directions.

15.04 EMPLOYER OR INVESTMENT MANAGER MAY DIRECT INVESTMENT PROGRAM - The Employer, at its discretion, shall have full authority to direct the Trustee in the investments of all or a portion of the Trust Fund or the Employer may appoint an Investment Manager to so direct the Trustee as indicated in Sections 15.01 and 15.04 of the Adoption Agreement. Any such direction shall be in writing bearing an authorized signature, and may be of a continuing nature or otherwise.

15.05 PARTICIPANT DIRECTED INVESTMENTS - If and to the extent so specified by the Employer in Section 15.05 of the Adoption Agreement, each Participant may direct the Trustee to separate and keep separate all or a portion of his Accounts; and further each Participant is authorized and empowered, in his sole and absolute discretion, to give directions to the Trustee in such form as the Trustee may require concerning the investment of such portion of his Accounts, which directions must be followed by the Trustee subject, however, to Subsection 15.03(u) and to the restrictions on payment of life insurance premiums described in Section 2.34. Neither the Trustee nor any other person, including the Plan Administrator, shall be under any duty to question any investment direction of the Participant authorized by this Section or make any suggestions to the Participant in connection therewith, and the Trustee shall comply as promptly as practicable with directions given by the Participant hereunder. Any such direction may be of continuing nature or otherwise and may be revoked by the Participant at any time in such form as the Trustee may require. The Trustee shall not be responsible or liable for any loss or expense which may arise from or result from compliance with any directions from the Participant nor shall the Trustee be responsible for, or liable for, any loss or expense which may result from the Trustee's refusal or failure to comply with any directions from the Participant. The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such directions improper by virtue of applicable law. Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Account.

15.06 RELIANCE ON INSTRUCTIONS - The Trustee may rely on any order, request, or other paper believed by the Trustee to be genuine and to be signed or presented by the proper party or parties and may rely upon the Plan Administrator for the mailing addresses of Participants and Employees.

15.07        VOTING AND OTHER ACTION - Subject to the provisions of Sections
             15.13 and 15.14, the Employer specifically reserves the right to direct the Trustee with respect to the voting of all stocks, securities and other investments held by the Trustee as part of the Trust Fund.

15.08 DISCLOSURE - The Trustee is not authorized to disclose and shall not disclose the name, address, or security positions of the beneficial owners of the Trust in response to requests concerning shareholder communications under Section 14 of the Securities Exchange Act of 1934, the rules and regulations thereunder, or any similar statute, regulation, or rule in effect from time to time.

15.09 RETURNS AND REPORTS - The Plan Administrator shall furnish to the Trustee, and the Trustee shall furnish to the Plan Administrator, such information relevant to the Trust as may be required under the Internal Revenue Code and Regulations and by the Federal Department of Labor. The Trustee shall keep such records and file with the Internal Revenue Service such returns and other information concerning the Trust as may be required of it under the Internal Revenue Code and Regulations issued or forms adopted thereunder.

15.10 RECORDS AND ACCOUNTS - The Trustee shall keep accurate and detailed records and accounts of all of its receipts and disbursements. The Trustee's books and records with respect to the Trust Fund shall be open to inspection by the Employer at all reasonable times during business hours of the Trustee. The Trustee shall render from time to time, and not less frequently than once per year, accounts of its transactions to the Employer and certify to the accuracy thereof. The Employer may approve such accounts by an instrument in writing delivered to the Trustee. In the absence of the filing in writing with the Trustee by the Employer of exceptions or objections to any such account within sixty (60) days, the Employer shall be deemed to have approved such account; and in such case, or upon the written approval of the Employer of any such account, the Trustee shall be released, relieved and discharged with respect to all matters and things set forth in such account as though such account had been settled by the decree of a court of competent jurisdiction. No person other than the Employer may require an accounting or bring any action against the Trustee with respect to the Trust or its action as Trustee. The Trustee or the Employer shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Employer (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

             In the case of the revocation or termination of this Trust, or in case of the resignation or removal of the Trustee, the Employer and the Trustee shall have the right to a settlement of the Trustee's accounts, which accounting may be made either (i) by agreement of settlement between the Trustee and the Employer, or
             (ii) by judicial settlement in an action, suit or proceeding instituted by the Employer or the Trustee in a court of competent jurisdiction.

15.11 INDEMNIFICATION OF TRUSTEE - The Employer shall indemnify and save harmless the Trustee from and against any and all claims, loss, damages, expenses (including reasonable counsel fees) and liability to which the Trustee may be subjected by reason of any act done or omitted to be done except where the same is finally adjudicated to be due to the negligence or wilful misconduct of the Trustee.

             If the Trustee is at any time acting as a successor Trustee, the Employer shall indemnify and save harmless the Trustee from and against any and all claims, losses, damages, expenses (including reasonable counsel fees), taxes and liability incurred by or assessed against it as a successor Trustee, as a direct or indirect result of any act or omission of a predecessor Trustee or any act or omission of any other person occurring prior to the date of appointment of the Trustee as successor Trustee. In addition, the Trustee shall not be liable for any losses to the Trust Fund resulting from the disposition of any investment which shall have been made by a predecessor Trustee or for the retention thereof if the Trustee is unable to dispose of such investment because of any Federal or state securities laws, restrictions or the unmarketable or illiquid nature of such investments, or if an orderly liquidation is difficult under prevailing conditions.

15.12 FEES AND TAXES, EXPENSES AND COMPENSATION OF TRUSTEE - The Trustee shall pay out of the Trust Fund all real and personal taxes and other taxes of any and all kinds levied or assessed under existing or future laws against the Trust Fund. The Trustee shall be paid its reasonable expenses for the management and administration of the Trust Fund, including without limitation reasonable expenses of counsel, custodians, and other agents employed by the Trustee, and reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Employer and the Trustee in writing; provided, however, that if the Trustee forwards an amended fee schedule to the Employer requesting its agreement thereto and the Employer fails to object thereto within thirty (30) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by the Employer and the Trustee. Such expenses and compensation may be paid by the Employer, but if they are not paid by the Employer, they shall be paid by the Trustee from the Trust Fund.

15.13 VOTING EMPLOYER STOCK - Each Participant and Beneficiary shall have the power to direct the Trustee in the voting of all Qualifying Employer Securities, as that term is defined in ERISA
             Section 407(d)(5), allocated to that person's Accounts. All voting of Qualifying Employer Securities shall be in compliance with all applicable rules and regulations of the Securities and Exchange Commission and all applicable rules of or any agreement with any stock exchange on which the Employer stock being voted is traded. The Trustee shall vote all Qualifying Employer Securities as directed by the Participant.

15.14 TENDER OFFERS - Each Participant and Beneficiary shall have the sole right to direct the Trustee as to the manner in which to respond to a tender or exchange offer for Qualifying Employer Securities, as that term is defined in ERISA Section 407(d)(5), allocated to such person's Accounts. The Employer shall use its best efforts to notify or cause to be notified each Participant and Beneficiary of any tender or exchange offer and to distribute or cause to be distributed to each Participant and Beneficiary such information as is distributed in connection with any tender or exchange offer to holders generally of Employer stock, together with the appropriate forms for directing the Trustee as to the manner in which to respond to such tender or exchange offer. Upon timely receipt of such directions from the Participant or Beneficiary, the Trustee shall respond to the tender or exchange offer in accordance with, and only in accordance with, such directions. If the Trustee does not receive timely directions from a Participant or Beneficiary, the Trustee shall respond to the tender or exchange offer for Employer stock on behalf of the Participant or Beneficiary in such manner as the Trustee deems appropriate.


                                  ARTICLE XVI

                                  THE INSURER

16.01 INSURER NOT A PARTY TO THE TRUST - The Insurer shall be protected in treating the Trustee as absolute owner of any individual or group annuity contract, guaranteed investment contract or other contract or life insurance Policy issued to the Trustee and may rely on directions received from the Trustee. The Insurer shall not be required to take or permit any action contrary to the provisions of any such contract or life insurance Policy issued hereunder, or be bound to allow any benefit or privilege to any Plan Participant covered by the contract or Policy which is not provided for in such contract or Policy.

             The Insurer shall deal with and accept the signature of the Trustee in connection with any changes or actions under its group annuity contract or Policy and shall have no liability to inquire as to the Trustee's authority nor to determine that the Trustee has obtained any necessary direction, signature, or consents. Any sums paid out by the Insurer under any of the terms of any group annuity contract or life insurance Policy to the Trustee or in accordance with his direction or to any other person or persons to whom payment should be made shall be a complete and full discharge of liability of such payment, and the Insurer shall have no obligations as to the disposition of any funds to be paid.

             The Insurer shall be fully protected in accepting premiums on any group annuity contract or life insurance Policy it may issue under this Trust and shall have no responsibility to make any inquiry as to the Trustee's authority to make such payment.

             The Insurer shall be fully protected at all times in dealing with the person or corporation who is Trustee according to the latest notification received by the Insurer at its Home Office.

             No amendment to this Trust shall, regardless of its provisions, deprive the Insurer of any of its exemptions and immunities hereunder.

                                  ARTICLE XVII

                            LIFE INSURANCE POLICIES

17.01 GENERAL RULES - If and to the extent permitted by the Employer, at the request and direction of a Participant the Trustee shall invest in life insurance Policies, subject to the following:

             (a) each Policy shall be issued by the Insurer to the Trustee only and shall provide for premiums payable in accordance with the terms of the Policy. Purchase of Policies in accordance with this Section 17.01 shall constitute an investment of amounts allocated to the appropriate Account of the Participant, and each such Account shall be reduced by the amount paid for such Policies,

             (b) as provided in Section 12.06, the Trustee shall be designated as Beneficiary of any Policy issued hereunder, and upon the death of the Participant the Trustee shall pay or apply the Policy proceeds for the benefit of the appropriate Plan Beneficiary,

             (c) each Policy shall be a Policy between the Insurer and Trustee and shall reserve to the Trustee all rights, options and benefits,

             (d) each life insurance Policy shall provide a full or increasing death benefit,

             (e) each Policy shall provide settlement options (including lump sum cash payment in the event of the surrender or maturity of such Policy) subject, however, to Section 12.07,

             (f) any dividend payable while a Policy is on a premium paying basis shall be applied or accumulated as indicated on the Policy application for the benefit of the Participant on whose life the Policy was issued,

             (g) all classes of life insurance Policies purchased hereunder shall be alike or substantially alike as to settlement option provisions, cash values, and as to other Policy provisions, subject, however, to the provisions of Sections 17.01(h), 17.01(i) and 17.01(j),

             (h) if an eligible Employee is determined to be insurable by the Insurer at its standard rates, a Policy shall be obtained upon his life, if available from the Insurer, which provides a life insurance death benefit prior to retirement to which the eligible Employee is entitled,

             (i) if an eligible Employee is not insurable at the standard rates of such Insurer, if permitted under the Policy being issued, the Policy shall provide for a reduced but increasing death benefit as determined by the Insurer (usually called increasing or graded death benefit),

             (j) if an eligible Employee is not insurable at the standard rates of the Insurer, each Employee may elect to pay any excess premium that may be required in order to obtain a Policy providing for full death benefits described in
                       Section 17.01(h), if the Insurer shall agree to issue such a Policy,

             (k) the Insurer shall only issue Policies which conform to the terms of the Plan.

17.02 PROCEDURE FOLLOWED TO OBTAIN POLICIES - The Trustee shall apply to the Insurer for Policies on the lives of Participants with completed applications as may be required by the Insurer, such Policies to have benefits which are purchasable by a premium equal to the portion of the contribution allocated for that purpose.

17.03 KEY MAN INSURANCE - The Trustee shall have the power, which shall be exercised upon direction of the Employer or any duly appointed Investment Manager, to invest in life insurance Policies on the lives of key Employees of the Employer, payable on death to the Trust as beneficiary. Such Policies shall be vested exclusively in the Trustee for the benefit of the Trust, and death proceeds received under any such Policy shall be considered to be an additional Employer Contribution.

                                 ARTICLE XVIII

                   TRANSFER OF ASSETS, ROLLOVER CONTRIBUTIONS

18.01 TRANSFER FROM OTHER QUALIFIED PLANS - With the consent of the Plan Administrator, the Trustee may accept funds and property transferred from other pension, profit sharing or stock bonus plans qualified under Code Section 401(a) or 403(a) or Rollover Amounts, provided that the plan from which such funds and property are transferred permits the transfer to be made.

             In the event of a transfer to this Plan, the Trustee shall maintain a 100% vested and nonforfeitable account for the amount transferred and its share of the Trust Fund's accretions or losses, to be known as the Participant's Rollover Account. At the Trustee's direction, the Plan Administrator shall separately account for transferred funds and Rollover Amounts within a Participant's Rollover Account.

             "Rollover Amount" means any rollover contribution or eligible rollover distribution described in Code Section 402(a)(5) (for years prior to 1993), 402(c)(4) (for years after 1992), 403(a)(4)
             or 408(d)(3)(A)(ii).

             An Employee who makes a contribution to the Plan described in this Section shall become a Plan Participant on the date the Trustee accepts the contribution. However, no 401(a) or 401(k) Employer Contributions or Employer Match Contributions will be made on behalf of such Employee nor will the Employee be eligible to enter into a salary reduction agreement, to share in Plan forfeitures or to make Voluntary After-Tax Contributions until the Employee satisfies the Plan eligibility requirements set forth in Section
             3.02 of the Adoption Agreement.

             In the case of a Profit Sharing or 401(k) Plan, if elected by the Employer in Section 10.01 of the Adoption Agreement, a Participant shall have the right at any time (or at any time after he attains Age 59 1/2, if so specified by the Employer in the Adoption Agreement) to request a withdrawal in cash of the portion of his Accrued Benefit attributable to his Rollover Contributions. If necessary to comply with the requirements of Section 12.08, the Plan Administrator shall require the consent of the Participant's spouse before making any withdrawal. Any such consent shall satisfy the requirements of Section 12.08. Subject to any limitations or restrictions imposed pursuant to Section 10.03, any such amount requested to be withdrawn shall be paid within 90 days following the date written request therefor is received by the Plan Administrator. Values not so withdrawn, including any increments earned on withdrawn amounts prior to withdrawal, shall be distributed to the Participant or his Beneficiary at such time and in such manner as the Trust otherwise provides for Account distributions.

             No forfeitures will occur solely as a result of an Employee's withdrawal of Rollover Contributions.

             The portion of a Participant's Accrued Benefit attributable to Rollover Contributions shall be 100% vested and nonforfeitable at all times.

18.02        PARTICIPANT TRANSFERS TO OTHER QUALIFIED PLANS -

             (a) For distributions made prior to January 1, 1993, upon the request of a Participant upon his termination of employment, the Trustee, at the direction of the Plan Administrator, shall transfer the vested portion of his Accrued Benefit, if any, to another pension, profit sharing or stock bonus plan maintained by such Participant's employer and meeting the requirements of Code Section 401(a) or 403(a), provided that the plan to which such transfer is to be made permits the transfer.

             (b)       (i)    Notwithstanding any provision of the Plan to the
                              contrary that would otherwise limit a
                              distributee's election under this Article, for distributions made on or after January 1, 1993, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                       (ii)   Definitions.

                              (A)    Eligible rollover distribution:  An
                                     eligible rollover distribution is any
                                     distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                              (B) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                              (C) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are
                                     distributees with regard to the interest of the spouse or former spouse.

                              (D) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.





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
             (c) Unless the Plan is a profit sharing plan described in Subsection 12.08(e), if the Participant's vested Accrued Benefit attributable to Employer and Employee contributions and Plan transfers exceeds (or at the time of any prior distribution exceeded) $3,500, the Plan Administrator shall require the consent of the Participant's spouse before authorizing the transfer. Any such spousal consent shall satisfy the requirements of Section 12.08.


                                  ARTICLE XIX

                                CLAIMS PROCEDURE

19.01 CLAIMS FIDUCIARY - The Retirement Plan Committee will act as Claims Fiduciary except to the extent that the Employer has allocated the function to someone else.

             Notwithstanding anything in the Plan and Trust to the contrary, the Claims Fiduciary shall have total discretion to fulfill their fiduciary responsibilities as they see fit on a uniform and consistent basis and as they believe a prudent person acting in a like capacity and familiar with such matters would do.

19.02 CLAIMS FOR BENEFITS - Claims for benefits under the Plan must be made in writing to the Plan Administrator. For the purpose of this procedure, "claim" means a request for a Plan benefit by a Participant or a Beneficiary of a Participant. If the basis of the claim includes documentation not a part of the records of the Plan or of the Employer, all such documentation must be included with the claim.

19.03 NOTICE OF DENIAL OF CLAIM - If a claim is wholly or partially denied, the Plan Administrator shall notify the claimant of the denial of the claim within a reasonable period of time. Such notice of denial (i) shall be in writing, (ii) shall be written in a manner calculated to be understood by the claimant, and (iii) shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent Plan provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, along with the explanation why such material or information is necessary, and (d) an explanation of the Plan's claim review procedure. Unless special circumstances require an extension of time for processing the claim, the Plan Administrator shall notify the claimant of the claim denial no later than 90 days after the Administrator's receipt of the claim. If such an extension is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring the extension of time and the date by which the Plan Administrator expects to render the final decision.

19.04 REQUEST FOR REVIEW OF DENIAL OF CLAIM - Within 120 days of the receipt by the claimant of the written notice of denial of the claim or if the claim has not been granted within a reasonable period of time, the claimant or his duly authorized representative may file a written request with the Claims Fiduciary to conduct a full and fair review of the denial of the claimant's claim for benefit. In connection with the claimant's appeal of the denial of his benefit, the claimant or his duly authorized representative may review pertinent documents and may submit issues and comments in writing.

19.05 DECISION ON REVIEW OF DENIAL OF CLAIM - The Claims Fiduciary shall deliver to the claimant a written decision on the claim promptly, but not later than 60 days after the receipt of the claimant's request for review, except that if there are special circumstances which require an extension of time for processing, the aforesaid 60-day period may be extended to 120 days by written notice delivered to the claimant prior to the expiration of the initial 60-day period. Such decision shall (i) be written in a manner calculated to be understood by the claimant, (ii) include specific reasons for the decision, and (iii) contain specific references to the pertinent Plan provisions upon which the decision is based. Notwithstanding any provisions elsewhere to the contrary, the Claims Fiduciary shall have total discretion to make decisions as they see fit on a uniform and consistent basis, as they believe a prudent person acting in a like capacity and familiar with such matters would do.


                                   ARTICLE XX

                           AMENDMENT AND TERMINATION

20.01 AMENDMENT OF PLAN - The right is reserved to the Employer to amend its Plan at any time and from time to time and all parties or any person claiming any interest hereunder shall be bound thereby; except no person having an already vested interest in such Plan shall be deprived of any interest already existing nor have such interest adversely affected. No such amendment shall have the effect of vesting in the Employer any right, title or interest to any assets held under the Trust.

             The decision of the Employer shall be binding upon the Participants and all other persons and parties interested, as to whether or not any amendment does deprive a Participant or any other person or adversely affects such interest. The consent of the Trustee shall not be necessary to any Plan amendment unless in its opinion its duties or liabilities have been increased. No amendment to the Adoption Agreement shall be made or shall be valid if it would result in causing the Employer's Plan to become disqualified under the controlling provisions of the Internal Revenue Code or any of its applicable Regulations or applicable and controlling rulings of the Secretary of the Treasury or his delegate, or under final decisions of any Federal Court. Participants shall be notified of any Plan amendments. No such amendment shall affect any other Employer who had adopted this Plan.

             No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under Section 412(c)(8) of the Internal Revenue Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an Accrued Benefit. Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective.

             The Employer may (1) change the choice of options in the Adoption Agreement, (2) add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or Section 416 of the Code because of the required aggregation of multiple plans, and

             (3) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason will no longer participate in this master or prototype plan and will be considered to have an individually designed plan.

             In the case of any merger, consolidation with or transfer of assets or liabilities by the Employer to another Plan, each Participant in the Plan on the date of the transaction shall have a benefit in the surviving Plan (determined as if such Plan were terminated immediately after the transaction) at least equal to the benefit to which he would have been entitled to receive immediately prior to the transaction if the Plan had then terminated. However, this provision shall not be construed to be a termination or discontinuance of Plan or to be a guarantee of a specific level of benefits from this Plan.

20.02        AMENDMENT OF PROTOTYPE PLAN AND ADOPTION AGREEMENT - Subject to
             Section 20.01, Bank One may amend this Prototype Plan and Trust and Adoption Agreement, and, if amended, shall mail or deliver to each adopting Employer who has registered with Bank One a copy of such amendment as it has been approved by the Internal Revenue Service. Each Employer and Trustee shall be deemed to have consented to any such amendment by its original execution of the Adoption Agreement for this Plan and Trust unless Bank One is otherwise advised in writing by the Employer.

20.03 EMPLOYER MAY DISCONTINUE PLAN - The Employer reserves the right at any time to reduce its annual payments, to partially terminate the Plan or to terminate the Plan in its entirety. Any such termination or partial termination of such Plan shall become effective immediately upon receipt by the Trustee of a written notice from the Employer of such action.

             In the event of the liquidation of the Employer or the bona fide sale of the controlling interest thereof, such Employer or its successors or assigns shall not be obligated to continue this Plan.

             In the event of termination of the Plan there shall be a 100% vesting and nonforfeitability of all rights and benefits under this Trust and Plan of all affected Participants irrespective of their length of participation under the Plan. However, the Trust shall remain in existence, and all of the provisions of the Trust shall remain in force which are necessary in the sole opinion of the Trustees, other than the provisions relating to Employer contributions. All of the assets on hand on the date of termination or discontinuance of contributions shall be held, administered and distributed by the Trustees in the manner provided in the Plan, except that a Participant shall have a 100% vested and nonforfeitable interest in his Accrued Benefit, subject to Section 20.05.

             Subject to Section 20.05, in the event of Plan termination any other remaining assets of the Trust Fund shall also be vested in Participants on a pro rata basis based on their respective Account balances (other than their Tax Deductible Voluntary Contribution and Rollover Accounts) in relation to the aggregate of all such Account balances.

             In the event of a partial termination of Plan, this section will only apply to those Participants who are affected by such partial termination of Plan.

             In the event that the Employer shall decide to terminate completely the Plan and Trust, they shall be terminated as of a date to be specified in a notice to be delivered to the Trustees. Upon termination of the Plan and Trust, after payment of all expenses and proportional adjustment of Participants' Accounts to reflect such expenses, fund profits or losses and reallocations to the date of termination, each Participant shall be entitled to receive any amounts then credited to his Accounts. The Trustee may make payment of such amounts in cash, in assets of the fund, or in the form of an immediate or deferred annuity, whichever the Plan Administrator may direct.

20.04 DISCONTINUANCE OF CONTRIBUTIONS - In the case of a Profit Sharing Plan, in the event that the Employer shall completely discontinue its contributions, the Accounts of each affected Participant shall be fully vested and nonforfeitable. After a discontinuance of contributions, Plan benefits shall be payable to Participants or their Beneficiary upon death, disability, retirement, termination of employment or termination of Plan in accordance with the provisions of the Plan applicable upon the occurrence of any such event.

20.05 RETURN OF EMPLOYER CONTRIBUTIONS UNDER SPECIAL CIRCUMSTANCES - Notwithstanding any provisions of this Plan and Trust to the contrary:

             (a) Any contributions made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

             (b) In the event the deduction of the contribution made by the Employer is disallowed under Section 404 of the Code, such contribution(to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

             (c) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

             The return of a Plan contribution to the Employer under Subsection
             (a) or (b) above satisfies the requirements of this Section only if the amount so returned does not include earnings or other gain attributable to such contributions. Further, a return will satisfy the requirements of this Section only if the amount of the contribution so returned is reduced by any loss attributable to the contribution.

             Except as provided in this Section 20.05 and in Article VII, under no circumstances or conditions whatsoever shall any funds or the income therefrom which at any time have been contributed to this Plan ever inure to the benefit of the Employer.


                                  ARTICLE XXI

                                 MISCELLANEOUS

21.01 PROTECTION OF EMPLOYEE INTEREST - No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily, except where an assignment is made to provide security for a loan made in accordance with Article XI or an assignment is otherwise not prohibited by Code Section 401(a)(13) and the Regulations thereunder. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be: a qualified domestic relations order, as defined in Code Section 414(p), a domestic relations order entered before January 1, 1985 and under which payments commenced prior to that date, or a domestic relations order entered before January 1985 and under which payments did not commence by January 1, 1985 and which the Plan Administrator chooses to treat as a qualified domestic relations order.

21.02 MEANING OF WORDS USED IN PLAN AND TRUST - Wherever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine or neutral gender in all cases where they would so apply. Wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

             Titles used herein are for general information only and this Plan and Trust is not to be construed by reference thereto.

21.03 PLAN DOES NOT CREATE NOR MODIFY EMPLOYMENT RIGHTS - The Plan and Trust shall not be construed as creating or modifying any contract of employment between the Employer and any Participant. All Employees of the Employer shall be subject to discharge to the same extent that they would have been if this Plan had never been adopted.

21.04 COUNTERPARTS OF PLAN, TRUST AND ADOPTION AGREEMENT - This Plan and Trust and Adoption Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

21.05 STATE LAW WHICH GOVERNS - This Plan and Trust shall be governed by the laws of the State of domicile of the Trustee to the extent that they are not pre-empted by the laws of the United States of America.

21.06 OBLIGATION OF TRUST - This Plan and Trust shall be binding upon the parties hereto, upon each Participant and upon the Beneficiaries, heirs, executors, administrators, distributees and assigns of the individual Participants; the heirs, executors, administrators, and successors of the Trustee; and the successors and assigns of the Employer, subject, however, to the provisions of Article XX hereof.

21.07 PARTICIPANT'S BENEFITS LIMITED TO ASSETS - Each Participant by his participation in the Trust shall be conclusively deemed to have agreed to look solely to the assets held under the Trust for the payment of any benefit to which he may be entitled by reason of his participation.

21.08 RECEIPT AND RELEASE FOR PAYMENTS - Any payment to any Participant, his legal representative, Beneficiary, or to any guardian, custodian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan and Trust, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee, the Employer and the Insurer, any of whom may require such Participant, legal representative, Beneficiary, guardian, custodian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee, Employer or Insurer.





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